UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-09805

Strategic Partners Opportunity Funds

(Exact name of registrant as specified in charter)

Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102
(Address of principal executive offices)

Deborah A. Docs

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-225-1852

Date of fiscal year end: 2/28/2007

Date of reporting period: 2/28/2007

Item 1 –	Reports to Stockholders

Jennison Select Growth Fund

FEBRUARY 28, 2007	ANNUAL REPORT

OBJECTIVE

Seeks long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

April 16, 2007

Dear Shareholder:

We hope you find the annual report for the Jennison Select Growth Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors (PREI). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a registered investment adviser and a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Jennison Select Growth Fund

Jennison Select Growth Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Select Growth Fund is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). The gross operating expenses are 1.85% for Class A, 2.60% for Class B and Class C, and 1.60% for Class Z.

Cumulative Total Returns as of 2/28/07
	One Year	Five Years	Since Inception[1]
Class A	–0.14%	22.18%	–27.30%
Class B	–0.72	17.89	–30.80
Class C	–0.72	17.89	–30.80
Class Z	0.14	23.95	–26.00
Russell 1000 Growth Index[2]	8.05	22.07	–26.77
S&P 500 Index[3]	11.96	39.03	10.75
Lipper Large-Cap Growth Funds Avg.[4]	3.87	19.05	–19.34

Average Annual Total Returns[5] as of 3/31/07
	One Year	Five Years	Since Inception[1]
Class A	–4.32%	2.35%	–5.25%
Class B	–4.57	2.53	–5.19
Class C	–0.57	2.71	–5.19
Class Z	1.50	3.78	–4.22
Russell 1000 Growth Index[2]	7.06	3.48	–4.38
S&P 500 Index[3]	11.82	6.26	1.67
Lipper Large-Cap Growth Funds Avg.[4]	3.64	2.81	–3.24

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

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Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date: 6/2/00.

2The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates.

3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed.

4The Lipper Large-Cap Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Growth Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index.

5The average annual total returns take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00%, respectively. Class Z shares are not subject to a 12b-1 fee. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Investors cannot invest directly in an index. The returns for the Russell 1000 Growth Index and the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Russell 1000 Growth Index, S&P 500 Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 2/28/07
Google, Inc. (Class A Shares), Internet Software & Services	4.8%
PepsiCo, Inc., Beverages	4.1
Adobe Systems, Inc., Software	4.0
Walt Disney Co. (The), Media	4.0
Roche Holding Ltd., Pharmaceuticals	3.9

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 2/28/07
Pharmaceuticals	9.9%
Software	9.0
Communications Equipment	8.6
Capital Markets	6.9
Media	6.5

Industry weightings reflect only long-term investments and are subject to change.

Jennison Select Growth Fund	3

Your Fund’s Performance (continued)

Performance Overview

The Fund’s Class A shares declined 0.14% in the fiscal year ended February 28, 2007, falling short of gains made by the Russell 1000® Growth Index (the “Index”) and most comparable funds, as measured by the Lipper Large-Cap Growth Funds Average. Stock selection, especially in information technology, and to a lesser extent in consumer staples, healthcare, and industrials, detracted from the Fund’s results. However, the Fund benefited from favorable stock selection relative to the Index in the financials, consumer discretionary, energy, and telecommunications sectors.

Market Environment

Although the U.S. economy was strong in the first quarter of 2006, perceptions about the prospects for growth, inflation, and interest rates fluctuated from May through the end of the reporting period as the economy continued to expand, but at a slower pace. The Federal Open Market Committee (the FOMC) began to hold short-term rates steady when it met in August 2006. This halted a string of 17 consecutive rate hikes from June 2004 through June 2006 that raised the target on the federal funds rate on overnight loans between banks from 1.00% to 5.25%. The significance of this pause was the subject of debate between market participants who focused on signs of strength and inflation in the economy and those who focused on signs of decelerating growth. A marked decline in oil and natural gas prices and moderation in the prices of other commodities lifted consumer confidence in late 2006, allaying worries that consumer spending would wane. On the negative side, the housing and automotive sectors posted their weakest showings in many years in 2006.

The Index’s largest returns came in the small utilities and materials sectors. Among the major sectors, financials, consumer discretionary, and consumer staples made the largest gains. Advances by information technology and healthcare were comparatively modest.

Performance Review

Much of the Fund’s underperformance versus the Index reflected the failure of share prices to rise commensurately with the generally strong profit growth of stocks in its portfolio. Some of this, particularly during the first five months of the fiscal year, reflected concerns about the impact of a possible resurgence of inflation on the future earnings of growth companies. Only after the FOMC paused from raising interest rates did many of the Fund’s holdings begin to recover.

Information Technology presented a particular challenge, as a number of our holdings in this sector suffered from the impact of weaker-than-expected demand and concerns about options backdating. Strong advances by Cisco Systems, Inc., Google, Inc. (see

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Comments on Five Largest Holdings), and Apple Computer, Inc. were offset by weakness in eBay, Inc., Marvell Technology Group Ltd., Broadcom Corp., and Corning, Inc. Shares of Cisco Systems surged on strong revenue and earnings growth. Cisco, the world’s largest maker of routers and switches that direct Internet traffic and enable computer networks, appears to be gaining share across all of its markets, especially high-end routing. We believe Cisco has demonstrated its ability to deliver solid results in a difficult environment and we expect it to continue to benefit as telecommunications companies upgrade their networks to handle next-generation services.

Apple saw extraordinary growth, driven by the continued strength of iPod sales, which have created a “halo effect” for Macintosh computer sales. Apple has been introducing new products at a rapid pace and appears to be solidifying its leadership position in the portable/downloadable music market. Other new product introductions have expanded into the video, photography, and mobile phone product categories.

eBay suffered from signs that search engines and other Internet vehicles are eroding its online auction business. In addition, its PayPal business faces serious competition and investors have become concerned about the impact on the profitability of eBay Express, a shopping-cart feature that permits buyers to select items from multiple sellers. We began reducing our position in eBay in March 2006 and exited it completely in July 2006.

Semiconductor provider Marvell Technology was hit by restricted stock options investigations and worries of slowing demand. Doubts about the logic of the Intel communications business acquisition also weighed on the stock. We believe Marvell’s core business is intact, and we like the company’s management team and leadership position in many markets. While near-term business presents a challenge, prospects for revenue growth and operating margin expansion in the year ahead look strong.

General growth outlook concerns and restricted stock options issues also hurt fast-growing communications semiconductor company Broadcom. The company’s integrated circuits (ICs) are used in digital set-top boxes, cable modems, servers, and local-area and home networking equipment. Broadcom also makes ICs for digital subscriber line (DSL), carrier access, and wireless communications equipment. We like Broadcom’s powerful product story and excellent penetration in the fastest-growing markets. The company’s earnings outlook appears to be improving as inventories have been reduced.

Jennison Select Growth Fund	5

Your Fund’s Performance (continued)

Corning suffered as weak pricing for glass panels used in LCD televisions and computer monitors offset robust unit demand. We began trimming our holdings in its shares in June and eliminated our position in December.

Consumer Staples holding Whole Foods Market also hurt the Fund’s performance. The company, which operates the largest chain of natural and organic food stores in the United States, fell short of third-quarter revenue forecasts. It also posted a decline in same-store sales growth and cut its sales growth forecast for fiscal 2007. Whole Foods also projected that materially higher pre-opening and relocation costs would have a significant impact on its earnings-per-share (EPS) growth in 2007. We sold our holding in the stock in November.

The performance of certain healthcare holdings was also disappointing. UnitedHealth Group was hurt by investigations into the granting of stock options and other compensation for executive officers. After scaling back the Fund’s exposure in April 2006, we eliminated the position in May 2006. St. Jude Medical suffered from a disruption in the U.S. implantable cardioverter defibrillator (ICD) market in the wake of rival Guidant’s device recalls in late 2005. St. Jude believes the industry can rebound to low double-digit growth in 2007. Sales in the company’s international ICD market remained strong.

On the positive side, the financials sector proved to be a strong contributor to the Fund’s returns, as its capital markets holdings posted record-setting results on surging profits growth. For example, Goldman Sachs’ earnings exceeded analysts’ estimates in three consecutive quarters, as robust investment banking performance helped offset a summer trading slump. Revenue surpassed expectations on strong equity and debt underwriting.

The Fund’s best-performing stock during the fiscal year was IntercontinentalExchange (ICE), the world’s largest electronic global futures and over-the-counter marketplace for global commodity trading. The company’s shares soared on news that ICE plans to buy the New York Board of Trade (NYBOT), the world’s leading soft commodity exchange. The acquisition allows ICE to move clearing operations in-house, potentially generating revenue rather than having customers pay a third-party clearing provider. It also gives ICE a U.S. clearinghouse with U.S. regulatory oversight. U.S. clearinghouses are scarce and, as the industry matures, the NYBOT acquisition could take on greater strategic significance. We believe new product introductions by ICE and the secular growth of electronic trading of commodities will offset any cyclical pressures that could arise if energy prices decline. We expect volumes to continue to grow rapidly, primarily because of market share gains.

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Outlook

It may seem counterintuitive that slower economic growth could boost stock prices, but history is replete with instances when a moderating economy and slower growth in corporate profits have spotlighted companies capable of generating above-average growth. We believe we are entering such a period and expect our portfolio of growth companies to measure up well.

Over the past several years, investors have shown a clear aversion to risk in times of rising interest rates and increasing commodity prices. In such an environment, lingering inflation concerns usually trump longer-term growth expectations. A benign inflation environment and the Fed’s seeming conviction that interest rates are now at a level appropriate for achieving the longer-term objective of 1.00% to 2.00% inflation should, we believe, make investors more willing to pay for both above-average and longer-term growth. Companies with this profile are well represented in our portfolio. Even if currently compressed price/earnings multiples fail to expand, our portfolio of above-average growth companies should be rewarded. We begin the new fiscal year with a portfolio of stocks we project will deliver just under 20% EPS growth on a weighted-average basis in 2007. In our opinion, this is an attractive absolute rate of growth—twice that expected of the S&P 500 Index.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

Jennison Select Growth Fund	7

Comments on Five Largest Holdings

As of 2/28/07

4.8%	Google, Inc./Internet Software & Services

Google operates the world’s leading Internet search engine, offering targeted search results from more than 8 billion web pages. The site, which ranks results based on a proprietary algorithm, offers search results in more than 35 languages and attracts an audience of more than 380 million people worldwide. The company generates revenue through ads that are targeted by keywords. Google has repeatedly reported better-than-expected revenue and earnings growth. We believe the company will remain in an exceptional, albeit slower, phase of revenue and earnings growth. It’s our belief that its long-term valuation will be driven by significant growth in revenues, earnings, and cash flows. We believe Google’s technological lead and dominant position in Internet search is a unique strength that has enabled it to monetize search traffic at a rate meaningfully higher than those of its competitors. Its continued investment in facilities and research and development should, we believe, lead to new streams of revenue through product innovation, new formats, and new technologies.

4.1%	PepsiCo, Inc./Beverages

PepsiCo is the world’s second-largest carbonated soft-drink maker and the world’s largest maker of snack foods. The company’s strong sales and earnings growth has been supported by a broad product portfolio. Sales from Frito-Lay, Pepsi International, Gatorade, Aquafina, and Propel, which account for more than 80% of Pepsi’s revenue, are growing at a rate in the high single digits. Only Pepsi’s U.S. cola business, now a little more than 15% of total company sales, is growing slowly. Many of the non-cola products, such as snack foods, have higher profit margins than soda syrup.

4.0%	Adobe Systems, Inc./Software

Adobe Systems’ long-awaited CS3 software package should allow its design software, like Photoshop, a photo-editing application, and InDesign, a publishing application, to work hand-in-hand with former Macromedia products like Flash, a Web animation and video application, and Dreamweaver, which designers use to make Web pages. (Adobe purchased Macromedia in 2005.) Flash has already proved itself a winner for Adobe. Last year, it garnered almost 97% of the user-submitted video market, which includes sites like YouTube. Adobe also almost doubled its position in the more sophisticated video streaming market, where customers like Disney’s ABC use Flash to stream episodes of television shows. We believe CS3 should be in especially high demand given its integrated Macromedia functionality and the fact that eight quarters have elapsed since CS2 was shipped, two quarters longer than the typical product cycle.

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4.0%	Walt Disney Co. (The)/Media

Disney is the world’s second-largest media conglomerate, with assets in film, music, publishing, radio, television, and theme parks. We consider the Disney portfolio one of the media sector’s most balanced and best positioned for growth. By creating content that can be leveraged across the company, management believes it can increase the number of revenue streams, which should reduce the volatility of earnings and increase returns on invested capital. The company is stressing the importance of creating new products that have the potential to be monetized through the company’s studio, consumer products, and parks and resorts segments. In our opinion, Disney shares stand to benefit from a positive content cycle, strong earnings growth at the ESPN cable sports channel, and aggressive investing in future growth (content, online, mobile, video games, and brands).

3.9%	Roche Holding Ltd./Pharmaceuticals

Roche is the world’s largest producer of cancer drugs. The company has beaten earnings and income expectations, thanks to strong growth in cancer drugs and soaring margins. Clinical data in 2006 confirmed that Rituxan, the company’s best-selling cancer therapy, also inhibits structural damage of joints caused by rheumatoid arthritis. This represents another example of the company’s ability to bolster sales of its cancer treatments by expanding their use to other cancer and non-cancer conditions.

Jennison Select Growth Fund	9

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 1, 2006, at the beginning of the period, and held through the six-month period ended February 28, 2007.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

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expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Select Growth Fund		Beginning Account Value September 1, 2006	Ending Account Value February 28, 2007	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,091.60	1.83%	$9.49
	Hypothetical	$1,000.00	$1,015.72	1.83%	$9.15

Class B	Actual	$1,000.00	$1,088.10	2.58%	$13.36
	Hypothetical	$1,000.00	$1,012.00	2.58%	$12.87

Class C	Actual	$1,000.00	$1,088.10	2.58%	$13.36
	Hypothetical	$1,000.00	$1,012.00	2.58%	$12.87

Class Z	Actual	$1,000.00	$1,093.10	1.58%	$8.20
	Hypothetical	$1,000.00	$1,016.96	1.58%	$7.90

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2007, and divided by the 365 days in the Fund’s fiscal year ended February 28, 2007 (to reflect the six-month period).

Jennison Select Growth Fund	11

This Page Intentionally Left Blank

Portfolio of Investments

as of February 28, 2007

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.5%
COMMON STOCKS

Aerospace & Defense 2.6%
17,300	Boeing Co. (The)	$1,509,771

Beverages 4.1%
37,400	PepsiCo, Inc.	2,361,810

Biotechnology 6.3%
18,700	Genentech, Inc.(a)	1,577,719
28,300	Gilead Sciences, Inc.(a)	2,025,148

		3,602,867

Capital Markets 6.9%
48,500	Charles Schwab Corp.	896,280
7,500	Goldman Sachs Group, Inc.	1,512,000
25,800	UBS AG	1,523,232

		3,931,512

Communications Equipment 8.6%
77,100	Cisco Systems, Inc.(a)	1,999,974
50,600	QUALCOMM, Inc.	2,038,168
6,400	Research In Motion Ltd.(a)	899,904

		4,938,046

Computer & Peripherals 5.1%
17,400	Apple Computer, Inc.(a)	1,472,214
36,900	Hewlett-Packard Co.	1,453,122

		2,925,336

Consumer Finance 2.0%
19,600	American Express Co.	1,114,652

Diversified Financial Services 5.0%
10,000	IntercontinentalExchange, Inc.(a)(b)	1,508,500
15,700	NYSE Group, Inc.(a)(b)	1,332,930

		2,841,430

Electrical Equipment 0.5%
5,800	First Solar, Inc.(a)	276,950

See Notes to Financial Statements.

Jennison Select Growth Fund	13

Portfolio of Investments

as of February 28, 2007 Cont’d.

Shares	Description	Value (Note 1)

Health Care Equipment & Supplies 1.9%
8,700	Alcon, Inc.	$1,084,194

Health Care Providers & Services 1.0%
7,200	WellPoint, Inc.(a)	571,608

Hotels, Restaurants & Leisure 2.3%
27,900	Marriott International, Inc. (Class A shares)	1,336,689

Household Products 2.1%
19,200	Procter & Gamble Co.	1,219,008

Industrial Conglomerates 2.9%
47,500	General Electric Co.	1,658,700

Insurance 3.4%
29,100	American International Group, Inc.	1,952,610

Internet Software & Services 4.8%
6,100	Google, Inc. (Class A shares)(a)	2,741,645

IT Services 1.2%
13,100	Infosys Technologies Ltd. (ADR)(India)	710,806

Media 6.5%
64,600	News Corp. (Class A shares)	1,455,438
66,500	Walt Disney Co. (The)	2,278,290

		3,733,728

Multiline Retail 2.1%
3,700	Federated Department Stores, Inc.	165,242
17,100	Target Corp.	1,052,163

		1,217,405

Pharmaceuticals 9.9%
28,600	Abbott Laboratories	1,562,132
17,600	Novartis AG (ADR) (Switzerland)	975,568
24,900	Roche Holding Ltd. (ADR) (Switzerland)(b)	2,216,369
18,700	Wyeth	914,804

		5,668,873

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Semiconductors & Semiconductor Equipment 4.2%
31,900	Broadcom Corp. (Class A shares)(a)	$1,087,471
63,300	Marvell Technology Group Ltd.(a)	1,298,916

		2,386,387

Software 9.0%
58,500	Adobe Systems, Inc.(a)	2,296,125
13,700	Electronic Arts, Inc.(a)	690,754
74,200	Microsoft Corp.	2,090,214

		5,077,093

Specialty Retail 2.0%
34,300	Lowe’s Companies, Inc.	1,116,808

Textiles, Apparel & Luxury Goods 3.4%
40,700	Coach, Inc.(a)(b)	1,921,040

Wireless Telecommunication Services 1.7%
13,800	NII Holdings, Inc.(a)	977,592

	Total long-term investments (cost $44,695,571)	56,876,560

SHORT-TERM INVESTMENT 12.3%

Affiliated Money Market Mutual Fund
	Dryden Core Investment Fund - Taxable Money Market Series
7,026,069	(cost $7,026,069; includes $7,010,014 of cash collateral received for securities on loan)(c)(d)	7,026,069

	Total Investments 111.8% (cost $51,721,640; Note 5)	63,902,629
	Liabilities in excess of other assets (11.8%)	(6,723,271)

	Net Assets 100.0%	$57,179,358

The following abbreviation is used in portfolio descriptions:

ADR—American Depositary Receipt.

(a)	Non-income producing security.
(b)	All or portion of security is on loan. The aggregate market value of such securities is $6,907,635; cash collateral of $7,010,014 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d)	Prudential Investment LLC, the manager of the Fund, also serves as the manager of the Dryden Core Investment Fund-Taxable Money Market Series.

See Notes to Financial Statements.

Jennison Select Growth Fund	15

Portfolio of Investments

as of February 28, 2007 Cont’d.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of February 28, 2007 were as follows:

Affiliated Money Market Mutual Fund (including 12.3% of collateral received for securities on loan)	12.3%
Pharmaceuticals	9.9
Software	9.0
Communications Equipment	8.6
Capital Markets	6.9
Media	6.5
Biotechnology	6.3
Computer & Peripherals	5.1
Diversified Financial Services	5.0
Internet Software & Services	4.8
Semiconductors & Semiconductor Equipment	4.2
Beverages	4.1
Insurance	3.4
Textiles, Apparel & Luxury Goods	3.4
Industrial Conglomerates	2.9
Aerospace & Defense	2.6
Hotels, Restaurants & Leisure	2.3
Household Products	2.1
Multiline Retail	2.1
Consumer Finance	2.0
Specialty Retail	2.0
Health Care Equipment & Supplies	1.9
Wireless Telecommunication Services	1.7
IT Services	1.2
Health Care Providers & Services	1.0
Electrical Equipment	0.5

111.8
Liabilities in excess of other assets	(11.8)

100.0%

See Notes to Financial Statements.

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Financial Statements

FEBRUARY 28, 2007	ANNUAL REPORT

Jennison Select Growth Fund

Statement of Assets and Liabilities

as of February 28, 2007

Assets
Investments at value, including securities on loan of $6,907,635:
Unaffiliated investments (cost $44,695,571)	$56,876,560
Affiliated investments (cost $7,026,069)	7,026,069
Receivable for investments sold	1,531,349
Dividends receivable	55,279
Foreign tax reclaim receivable	15,323
Receivable for Fund shares sold	9,335
Prepaid expenses	2,717

Total assets	65,516,632

Liabilities
Payable to broker for collateral for securities on loan	7,010,014
Payable for investments purchased	604,044
Payable for Fund shares reacquired	261,561
Accrued expenses and other liabilities	240,413
Payable to custodian	107,224
Management fee payable	41,066
Distribution fee payable	38,988
Transfer agent fee payable	26,701
Deferred trustees’ fees	7,263

Total liabilities	8,337,274

Net Assets	$57,179,358

Net assets were comprised of:
Shares of beneficial interest, at par	$8,189
Paid in capital, in excess of par	209,804,428

209,812,617
Accumulated net investment loss	(7,263)
Accumulated net realized loss on investments	(164,806,985)
Net unrealized appreciation on investments	12,180,989

Net assets, February 28, 2007	$57,179,358

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($8,933,382 ÷ 1,228,258 shares of beneficial interest issued and outstanding)	$7.27
Maximum sales charge (5.50% of offering price)	.42

Maximum offering price to public	$7.69

Class B
Net asset value, offering price and redemption price per share ($30,328,742 ÷ 4,385,229 shares of beneficial interest issued and outstanding)	$6.92

Class C
Net asset value, offering price and redemption price per share ($16,284,546 ÷ 2,354,584 shares of beneficial interest issued and outstanding)	$6.92

Class Z
Net asset value, offering price and redemption price per share ($1,632,688 ÷ 220,644 shares of beneficial interest issued and outstanding)	$7.40

See Notes to Financial Statements.

Jennison Select Growth Fund	19

Statement Of Operations

Year Ended February 28, 2007

Net Investment Loss
Income
Unaffiliated dividend income (net of foreign withholding taxes of $16,950)	$476,787
Affiliated income from securities loaned, net	46,131
Affiliated dividend income	19,141

Total income	542,059

Expenses
Management fee	601,086
Distribution fee—Class A	25,019
Distribution fee—Class B	354,016
Distribution fee—Class C	194,262
Transfer agent’s fee and expenses (including affiliated expense of $183,800)	220,000
Registration fees	65,000
Custodian’s fees and expenses	55,000
Reports to shareholders	50,000
Legal fees and expenses	35,000
Audit fee	17,000
Trustees’ fees	12,000
Miscellaneous expenses	15,238

Total expenses	1,643,621

Net investment loss	(1,101,562)

Realized And Unrealized Gain (Loss) On Investments
Net realized gain on investment transactions	5,469,050
Net change in unrealized appreciation on investments	(5,818,521)

Net loss on investments	(349,471)

Net Decrease In Net Assets Resulting From Operations	$(1,451,033)

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended February 28,
	2007	2006
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(1,101,562)	$(1,485,494)
Net realized gain on investments	5,469,050	10,069,881
Net change in unrealized appreciation on investments	(5,818,521)	4,909,931

Net increase (decrease) in net assets resulting from operations	(1,451,033)	13,494,318

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	1,472,477	11,982,182
Cost of shares reacquired	(31,452,416)	(29,950,411)

Net decrease in net assets resulting from Fund share transactions	(29,979,939)	(17,968,229)

Total decrease	(31,430,972)	(4,473,911)

Net Assets
Beginning of year	88,610,330	93,084,241

End of year	$57,179,358	$88,610,330

See Notes to Financial Statements.

Jennison Select Growth Fund	21

Notes to Financial Statements

Strategic Partners Opportunity Funds (the “Company”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Company currently consists of three funds: Jennison Select Growth Fund (the “Fund”), Strategic Partners New Era Growth Fund, and Dryden Strategic Value Fund. These financial statements relate to Jennison Select Growth Fund. The financial statements of the other funds are not presented herein. The Company was established as a Delaware business Trust on January 28, 2000.

The investment objective of the Fund is long-term growth of capital. The Fund seeks to achieve its investment objective by investing primarily (at least 65% of its total assets) in equity related securities in approximately 40 equity-related securities that are selected by the Fund’s investment subadviser, as having strong capital appreciation potential.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor(s); to be over-the-counter, are valued at market value using prices provided, by an independent pricing agent or principal market maker. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’ normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the

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investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of February 28, 2007, there were no securities valued in accordance with such procedures.

Investments in mutual funds are valued at the net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities, which mature in sixty days or less, are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days, are valued at current market quotations.

Securities Lending: The Fund may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal at all times, to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation, net of any rebate, for lending its securities in the form of interest or dividends on the collateral received for the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses on security transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class), unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and

Jennison Select Growth Fund	23

Notes to Financial Statements

Cont’d

distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital when they arise.

Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Fund. PI has entered into a sub-management agreement with Prudential Investment Management, Inc. (“PIM”). PIM provides Jennison with certain research services and assists with maintenance of books and records as Jennison may request from time to time. PI pays for the services of the subadvisers and sub-manager, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

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The management fee paid to PI is accrued daily and payable monthly at an annual rate of .90 of 1% of the Fund’s average daily net assets up to and including $1 billion and .85 of 1% of such average daily net assets in excess of $1 billion. The effective management fee rate was .90 of 1% for the year ended February 28, 2007.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. For the year ended February 28, 2007, PIMS contractually agreed to limit such fees to .25 of 1% of the average daily net asset of the Class A shares.

PIMS has advised the Fund that it has received approximately $14,700, in front-end sales charges resulting from sales of Class A shares, during the year ended February 28, 2007. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended February 28, 2007, it received approximately $49,600 and $500 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 27, 2006, the Funds renewed SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .07 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 26, 2007. For the period from October 29, 2005 through October 26, 2006, the Funds paid a commitment fee of .0725 of 1% of the unused portion of the agreement. The

Jennison Select Growth Fund	25

Notes to Financial Statements

Cont’d

purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The expiration date of the renewed SCA is October 26, 2007.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended February 28, 2007, the Fund incurred approximately $69,000 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended February 28, 2007, Prudential Equity Group, LLC earned approximately $2,600 in broker commissions from portfolio transactions executed on behalf on the Fund.

The Fund invests in the Taxable Money Market Series, a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Taxable Money Market Series is a Money Market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, excluding short-term investments, for the year ended February 28, 2007, were $58,153,047 and $90,178,522, respectively.

As of February 28, 2007, the Fund had securities on loan with an aggregate market value of $6,907,635. The Fund received $7,010,014 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund’s securities lending procedures.

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Note 5. Tax Information

In order to present undistributed net investment income or loss and accumulated net realized gains or losses on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income or loss and accumulated net realized loss on investments. For the year ended February 28, 2007, the adjustments were to decrease accumulated net investment loss and decrease paid in capital, in excess of par by $1,101,006, due to a net operating loss. Net investment income, net realized losses and net assets were not affected by this change.

There were no distributions paid during the years ended February 28, 2007 and February 28, 2006.

As of February 28, 2007, the Fund had no undistributed ordinary income or long-term capital gains on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation (depreciation) as of February 28, 2007 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$52,049,914	$12,671,877	$(819,162)	$11,852,715

The difference between book basis and tax basis was attributable to deferred losses on wash sales.

For federal income tax purposes, the Fund had a capital loss carryforward at February 28, 2007 of approximately $164,479,000 of which $6,536,000 expires in 2009, $87,881,000 expires in 2010, $54,267,000 expires in 2011 and $15,795,000 expires in 2012. Approximately $5,431,000 of the Fund’s capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended February 28, 2007. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential

Jennison Select Growth Fund	27

Notes to Financial Statements

Cont’d

Financial, Inc. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are not subject to a front-end sales charge and the contingent deferred sales charge (CDSC) for Class C shares of 1% will be effective during the 12 months from the date of purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended February 28, 2007:
Shares sold	83,171	$585,988
Shares reacquired	(1,426,303)	(10,300,943)

Net increase (decrease) in shares outstanding before conversion	(1,343,132)	(9,714,955)
Shares issued upon conversion from Class B	13,115	90,110

Net increase (decrease) in shares outstanding	(1,330,017)	$(9,624,845)

Year ended February 28, 2006:
Shares sold	1,507,620	$10,502,144
Shares reacquired	(914,456)	(6,326,025)

Net increase (decrease) in shares outstanding before conversion	593,164	4,176,119
Shares issued upon conversion from Class B	7,912	53,995

Net increase (decrease) in shares outstanding	601,076	$4,230,114

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Class B	Shares	Amount
Year ended February 28, 2007:
Shares sold	75,086	$506,067
Shares reacquired	(1,917,778)	(12,708,139)

Net increase (decrease) in shares outstanding before conversion	(1,842,692)	(12,202,072)
Shares reacquired upon conversion into Class A	(13,755)	(90,110)

Net increase (decrease) in shares outstanding	(1,856,447)	$(12,292,182)

Year ended February 28, 2006:
Shares sold	133,391	$857,853
Shares reacquired	(2,195,405)	(14,140,923)

Net increase (decrease) in shares outstanding before conversion	(2,062,014)	(13,283,070)
Shares reacquired upon conversion into Class A	(8,227)	(53,995)

Net increase (decrease) in shares outstanding	(2,070,241)	$(13,337,065)

Class C
Year ended February 28, 2007:
Shares sold	38,981	$260,317
Shares reacquired	(1,158,122)	(7,716,823)

Net increase (decrease) in shares outstanding	(1,119,141)	$(7,456,506)

Year ended February 28, 2006:
Shares sold	86,289	$574,780
Shares reacquired	(1,283,405)	(8,237,046)

Net increase (decrease) in shares outstanding	(1,197,116)	$(7,662,266)

Class Z
Year ended February 28, 2007:
Shares sold	16,824	$120,105
Shares reacquired	(100,628)	(726,511)

Net increase (decrease) in shares outstanding	(83,804)	$(606,406)

Year ended February 28, 2006:
Shares sold	7,255	$47,405
Shares reacquired	(187,878)	(1,246,417)

Net increase (decrease) in shares outstanding	(180,623)	$(1,199,012)

Note 7. Reorganization

On April 12, 2007, the Board of Trustees of the Company had approved an Agreement and Plan of Reorganization which provides for the transfer of all the assets of the Class A, B, C, L, M and X shares of Strategic Partners Concentrated Growth Fund, a series of Strategic Partners Mutual Funds, Inc.(“Target Fund”), for like shares of the Fund and assumption of the liabilities of the Target Fund.

Jennison Select Growth Fund	29

Notes to Financial Statements

Note 8. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. On December 22, 2006 the Securities and Exchange Commission delayed the effective date until June 30, 2007. At this time, management is evaluating the implications of FIN 48 and its impact, if any, on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, on the financial statements has not yet been determined.

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Financial Highlights

FEBRUARY 28, 2007	ANNUAL REPORT

Jennison Select Growth Fund

Financial Highlights

Class A
Year Ended February 28/29, 2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$7.28

Income (loss) from investment operations
Net investment loss	(.07)
Net realized and unrealized gain (loss) on investment transactions	.06

Total from investment operations	(.01)

Net asset value, end of year	$7.27

Total Return(b):	(.14)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$8,933
Average net assets (000)	$10,008
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.85%
Expenses, excluding distribution and service (12b-1) fees	1.60%
Net investment loss	(1.04)%
For Class A, B, C and Z shares:
Portfolio turnover	86%

(a)	Calculations are based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported.
(c)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% on the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended February 28/29,
2006(a)	2005	2004	2003

$6.21	$5.99	$4.41	$5.95

(.07)	(.06)	(.06)	(.06)
1.14	.28	1.64	(1.48)

1.07	.22	1.58	(1.54)

$7.28	$6.21	$5.99	$4.41

17.23%	3.67%	35.83%	(25.88)%

$18,621	$12,162	$15,734	$15,159
$14,606	$13,789	$16,241	$20,856

1.78%	1.77%	1.69%	1.61%
1.53%	1.52%	1.44%	1.36%
(1.01)%	(.81)%	(.99)%	(.93)%

164%	86%	100%	53%

See Notes to Financial Statements.

Jennison Select Growth Fund	33

Financial Highlights

Cont’d

Class B
Year Ended February 28/29, 2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$6.97

Income (loss) from investment operations
Net investment loss	(.12)
Net realized and unrealized gain (loss) on investment transactions	.07

Total from investment operations	(.05)

Net asset value, end of year	$6.92

Total Return(b):	(.72)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$30,329
Average net assets (000)	$35,402
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.60%
Expenses, excluding distribution and service (12b-1) fees	1.60%
Net investment loss	(1.79)%

(a)	Calculations are based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported.

See Notes to Financial Statements.

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Class B
Year Ended February 28/29,
2006(a)	2005	2004	2003

$6.00	$5.83	$4.33	$5.87

(.12)	(.10)	(.10)	(.10)
1.09	.27	1.60	(1.44)

.97	.17	1.50	(1.54)

$6.97	$6.00	$5.83	$4.33

16.17%	2.92%	34.64%	(26.24)%

$43,520	$49,855	$62,471	$55,540
$46,586	$55,354	$62,157	$75,020

2.53%	2.52%	2.44%	2.36%
1.53%	1.52%	1.44%	1.36%
(1.82)%	(1.56)%	(1.74)%	(1.68)%

See Notes to Financial Statements.

Jennison Select Growth Fund	35

Financial Highlights

Cont’d

Class C
Year Ended February 28/29, 2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$6.97

Income (loss) from investment operations
Net investment loss	(.12)
Net realized and unrealized gain (loss) on investment transactions	.07

Total from investment operations	(.05)

Net asset value, end of year	$6.92

Total Return(b):	(.72)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$16,284
Average net assets (000)	$19,426
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.60%
Expenses, excluding distribution and service (12b-1) fees	1.60%
Net investment loss	(1.79)%

(a)	Calculations are based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported.

See Notes to Financial Statements.

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Class C
Year Ended February 28/29,
2006(a)	2005	2004	2003

$6.00	$5.82	$4.33	$5.87

(.12)	(.11)	(.10)	(.10)
1.09	.29	1.59	(1.44)

.97	.18	1.49	(1.54)

$6.97	$6.00	$5.82	$4.33

16.17%	3.09%	34.41%	(26.24)%

$24,221	$28,015	$37,685	$36,046
$25,883	$32,503	$38,987	$49,456

2.53%	2.52%	2.44%	2.36%
1.53%	1.52%	1.44%	1.36%
(1.82)%	(1.56)%	(1.74)%	(1.68)%

See Notes to Financial Statements.

Jennison Select Growth Fund	37

Financial Highlights

Cont’d

Class Z
Year Ended February 28/29, 2007(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$7.39

Income (loss) from investment operations
Net investment loss	(.06)
Net realized and unrealized gain (loss) on investment transactions	.07

Total from investment operations	.01

Net asset value, end of year	$7.40

Total Return(b):	.14%
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,633
Average net assets (000)	$1,952
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.60%
Expenses, excluding distribution and service (12b-1) fees	1.60%
Net investment loss	(.80)%

(a)	Calculations are based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported.

See Notes to Financial Statements.

38	Visit our website at www.jennisondryden.com

Class Z
Year Ended February 28/29,
2006(a)	2005	2004	2003

$6.29	$6.05	$4.45	$5.97

(.06)	(.04)	(.05)	(.05)
1.16	.28	1.65	(1.47)

1.10	.24	1.60	(1.52)

$7.39	$6.29	$6.05	$4.45

17.49%	3.97%	35.96%	(25.46)%

$2,249	$3,051	$4,373	$5,010
$2,523	$3,447	$4,955	$7,621

1.53%	1.52%	1.44%	1.36%
1.53%	1.52%	1.44%	1.36%
(.82)%	(.57)%	(.75)%	(.69)%

See Notes to Financial Statements.

Jennison Select Growth Fund	39

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Strategic Partners Opportunity Funds:

We have audited the accompanying Statement of Assets and Liabilities of the Jennison Select Growth Fund (the “Fund”) (formerly known as Strategic Partners Focused Growth Fund) of the Strategic Partners Opportunity Funds, including the portfolio of investments, as of February 28, 2007, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended February 28, 2003, were audited by another independent registered public accounting firm, whose report dated April 21, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Jennison Select Growth Fund of the Strategic Partners Opportunity Funds as of February 28, 2007, and the results of its operations for the year then ended, the changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 26, 2007

40	Visit our website at www.jennisondryden.com

Management of the Trust

(Unaudited)

Information pertaining to the Trustees of the Strategic Partners Opportunity Funds — Jennison Select Growth Fund (the “Trust”) is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” “Fund Complex”† consists of the Trust and any other investment companies managed by PI.

Independent Trustees(2)

Linda W. Bynoe (54), Trustee since 2005(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006), Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (72), Trustee since 2003(3) Oversees 66 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999- December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (73), Trustee since 2000(3) Oversees 64 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (67), Trustee since 2000(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2002) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (63), Trustee since 2003(3) Oversees 63 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (67), Trustee since 2003(3) Oversees 64 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Formerly Director of BellSouth Corporation (1992-2006).

Jennison Select Growth Fund	41

Stephen G. Stoneburn (63), Trustee since 2000(3) Oversees 64 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (68), Trustee since 2000(3) Oversees 64 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Directors(1)

Judy A. Rice (59), President since 2003 and Trustee since 2000(3) Oversees 63 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (60), Vice President and Trustee since 2000(3) Oversees 143 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of American Skandia Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

Officers(2)

Kathryn L. Quirk (54), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (49), Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

42	Visit our website at www.jennisondryden.com

Jonathan D. Shain (48), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Claudia DiGiacomo (32), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Lee D. Augsburger (47), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Valeria M. Simpson (48), Deputy Chief Compliance Officer since 2007.

Principal Occupations (last 5 years): Vice President and Senior Compliance Officer (since March 2006) of PI; Vice President-Financial Reporting (since March 2006) for Prudential Life and Annuities Finance.

Grace C. Torres (47), Treasurer and Principal Financial and Accounting Officer since 2000(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American

Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

John P. Schwartz (35), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005), Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (43), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Jack Benintende (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly Senior Manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994-June 2000).

Andrew R. French (44), Assistant Secretary since 2007(3)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (42), Anit-Money Laundering Compliance Officer since 2007(3)

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Jennison Select Growth Fund	43

†

The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)

“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)

There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.

(4)

This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Fund’s Trustees is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

44	Visit our website at www.jennisondryden.com

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 2/28/07
	One Year	Five Year	Since Inception
Class A	–5.63%	2.92%	–5.41%
Class B	–5.68	3.17	–5.31
Class C	–1.71	3.35	–5.31
Class Z	0.14	4.39	–4.37

Average Annual Total Returns (Without Sales Charges) as of 2/28/07
	One Year	Five Year	Since Inception
Class A	–0.14%	4.09%	–4.62%
Class B	–0.72	3.35	–5.31
Class C	–0.72	3.35	–5.31
Class Z	0.14	4.39	–4.37

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). The gross operating expenses are 1.85% for Class A, 2.60% for Class B and Class C, and 1.60% for Class Z.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception date: 6/2/2000.

The graph compares a $10,000 investment in the Jennison Select Growth Fund (Class A shares) with a similar investment in the Russell 1000 Growth Index and the S&P 500 Index by portraying the initial account values at the commencement of operations of Class A shares (June 2, 2000) and the account values at the end of the current fiscal year (February 28, 2007) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through February 28, 2007, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

During the period ended February 28, 2007, the Fund charged a maximum front-end sales charge of 5.50% for Class A shares and a 12b-1 fee of up to 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Jennison Select Growth Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Lee D. Augsburger, Chief Compliance Officer • Valerie Simpson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • Jack Benintende, Assistant Treasurer • M. Sadiq Peshimam, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Jennison Select Growth Fund, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund is a series of Strategic Partners Opportunity Funds, a Delaware business trust.

The Funds’ Statement of Additional Information contains additional information about the Funds’ Trustees and is available without charge upon request by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Select Growth Fund
Share Class	A	B	C	Z
NASDAQ	SPFAX	SPFBX	SPFCX	SPFZX
CUSIP	86276R106	86276R205	86276R304	86276R403

MF500E    IFS-A132347    Ed. 04/2007

ANNUAL REPORT

FEBRUARY 28, 2007

STRATEGIC PARTNERS

NEW ERA GROWTH FUND

OBJECTIVE

Seeks long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

April 16, 2007

Dear Shareholder:

This will be the final annual report issued by Strategic Partners New Era Growth Fund. Shareholders recently approved the merger of the Fund into Jennison Mid-Cap Growth Fund. The merger was completed earlier this year, and former shareholders of Strategic Partners New Era Growth Fund are now shareholders of Jennison Mid-Cap Growth Fund.

Sincerely,

Judy A. Rice, President

Strategic Partners New Era Growth Fund

Strategic Partners New Era Growth Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Strategic Partners New Era Growth Fund is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). The gross operating expenses are 1.90% for Class A, 2.65% for Class B and Class C, and 1.65% for Class Z.

Cumulative Total Returns as of 2/28/07
	One Year	Five Years	Since Inception[1]
Class A	–4.28%	44.17%	–6.00%
Class B	–4.87	39.01	–10.20
Class C	–4.87	39.01	–10.20
Class Z	–4.02	46.18	–4.40
Russell Midcap Growth Index[2]	9.32	68.16	29.00
S&P 500 Index[3]	11.96	39.03	18.99
Lipper Multi-Cap Growth Funds Avg.[4]	5.69	40.10	3.45

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date: 11/22/00.

2The Russell Midcap Growth Index measures the performance of those Russell midcap companies with high price-to-book ratios and high forecasted growth values.

3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed.

2	Visit our website at www.strategicpartners.com

4The Lipper Multi-Cap Growth Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Multi-Cap Growth Funds category for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SuperComposite 1500 Index.

Investors cannot invest directly in an index. The returns for each index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Russell Midcap Growth Index, S&P 500 Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 2/28/07
Cognizant Technology Solutions Corp., IT Services	3.5%
Apple Computer, Inc., Computers & Peripherals	3.3
Akamai Technologies, Inc., Internet Software & Services	2.9
MEMC Electronic Materials, Inc., Semiconductors & Semiconductor Equipment	2.4
Forest Laboratories, Inc., Pharmaceuticals	2.1

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 2/28/07
Commercial Services & Supplies	10.4%
Internet Software & Services	9.3
Semiconductors & Semiconductor Equipment	5.5
Electronic Equipment & Instruments	5.5
Healthcare Services	5.2

Industry weightings are subject to change.

Strategic Partners New Era Growth Fund	3

The Strategic Partners New Era Growth Fund’s Class A shares returned -4.28% over the 12 months ended February 28, 2007, substantially trailing both the S&P 500 Index and the Russell Midcap Growth Index. During this period, Calamos Investments and TCW Investment Management Company managed the Fund’s portfolio. On March 2, 2007, the Fund was merged into the Jennison Mid-Cap Growth Fund.

The Fund’s poor return over the reporting period was due to both asset managers, but Calamos’ negative return had the greater impact. Almost every one of the overall Fund’s risk exposures compared with its benchmark hurt its performance. This was largely due to its relatively aggressive growth-style characteristics in a market environment that was generally very unreceptive to the growth investment style. Over time, the Fund has consistently exhibited characteristics associated with traditional growth strategies, including greater exposure than its benchmark to stocks with volatile earnings, lower average dividend yields, and positive momentum for the earnings and share prices of the companies it held. Over this reporting period, these exposures significantly detracted from the Fund’s performance relative to its benchmark as the market broadly favored value-priced stocks of slowly growing companies.

One risk characteristic slightly offset some these weaknesses. “Beta” is a measure of a portfolio’s sensitivity to the direction of its benchmark. We measure the Fund’s beta against the Russell Midcap Growth Index. Although the Fund’s consistently high beta exposure detracted from its relative performance during the weak markets of May, June, and July 2006 and February 2007, it added value the rest of the year, particularly in the strong upward markets of August, September, and October 2006.

The Fund’s relative performance also was hurt by its stock selections in the mining and metals, clothing stores, specialty retail, biotechnology, drugs, and computer software industries. The largest impact on relative performance came from positions in technology companies eBay, Advanced Micro Devices, Broadcom, and Red Hat.

At a broad macroeconomic level, the Fund’s distribution among economic sectors further detracted from its relative performance. Its overweight compared with the Russell Midcap Growth Index in the healthcare sector and its underweights in the basic materials and consumer services sectors had the greatest negative impact.

4	Visit our website at www.strategicpartners.com

Investment Adviser’s Report

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 1, 2006, at the beginning of the period, and held through the six-month period ended February 28, 2007.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

Strategic Partners New Era Growth	5

Fees and Expenses (Unaudited)

Fees and Expenses (continued)

expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Strategic Partners New Era Growth Fund		Beginning Account Value September 1, 2006	Ending Account Value February 28, 2007	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,069.40	2.05%	$10.52
	Hypothetical	$1,000.00	$1,014.63	2.05%	$10.24

Class B	Actual	$1,000.00	$1,066.50	2.80%	$14.35
	Hypothetical	$1,000.00	$1,010.91	2.80%	$13.96

Class C	Actual	$1,000.00	$1,066.50	2.80%	$14.35
	Hypothetical	$1,000.00	$1,010.91	2.80%	$13.96

Class Z	Actual	$1,000.00	$1,070.50	1.80%	$9.24
	Hypothetical	$1,000.00	$1,015.87	1.80%	$9.00

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2007, and divided by the 365 days in the Fund’s fiscal year ended February 28, 2007 (to reflect the six-month period).

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Portfolio of Investments

as of February 28, 2007

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.8%
COMMON STOCKS

Advertising 1.3%
4,300	Focus Media Holding Ltd., ADR (China)(a)	$344,430
4,100	Omnicom Group, Inc.(a)	424,801

		769,231

Aerospace 0.4%
2,800	Aerovironment, Inc.(a)	59,556
2,750	General Dynamics Corp.(a)	210,265

		269,821

Beverages 2.1%
1,700	Fomento Economico Mexicano SAB de CV, ADR (Mexico)(a)	187,510
31,000	Hansen Natural Corp.(a)	1,085,000

		1,272,510

Biotechnology 1.8%
6,700	Genentech, Inc.(a)	565,279
2,700	InterMune, Inc.(a)	81,864
9,500	MedImmune, Inc.(a)	303,145
4,800	Vertex Pharmaceuticals, Inc.(a)	147,312

		1,097,600

Cable Television 0.7%
17,700	DIRECTV Group, Inc. (The)(a)	399,312

Capital Markets 1.9%
4,700	Merrill Lynch & Co., Inc.	393,296
4,400	Price, (T. Rowe) Group, Inc.	204,864
8,900	SEI Investments Co.	538,005

		1,136,165

Chemicals 0.7%
9,050	International Flavors & Fragrances, Inc.	423,540

Clothing & Apparel 1.5%
11,000	VF Corp.	877,910

Commercial Services & Supplies 10.4%
5,600	Accenture Ltd. (Class A Shares) (Bermuda)(a)	199,920
6,300	Advisory Board Co. (The)(a)	327,663

See Notes to Financial Statements.

Strategic Partners New Era Growth	7

Portfolio of Investments

as of February 28, 2007 Cont’d.

Shares	Description	Value (Note 1)

9,075	Alliance Data Systems Corp.(a)	$542,231
10,700	Bright Horizons Family Solutions, Inc.(a)	428,856
8,600	Convergys Corp.(a)	221,192
6,500	Corporate Executive Board Co. (The)	505,765
18,000	Corrections Corp. of America(a)	942,480
3,320	Jackson Hewitt Tax Service, Inc.	107,070
6,000	Manpower, Inc.	445,800
8,400	Monster Worldwide, Inc.(a)	418,824
15,400	Resources Connection, Inc.(a)	498,344
8,200	Robert Half International, Inc.	320,374
24,000	Sotheby`s	872,640
3,400	Strayer Education, Inc.	400,826

		6,231,985

Computers 0.9%
61,000	Brocade Communications Systems, Inc.(a)	549,610

Computers & Peripherals 3.3%
23,700	Apple Computer, Inc.(a)	2,005,257

Diversified Financial Services 1.4%
3,500	Affiliated Managers Group, Inc.(a)	397,250
6,700	GFI Group, Inc.(a)	412,787

		810,037

Electrical Equipment 0.5%
9,100	Energy Conversion Devices, Inc.(a)	273,910

Electronic Equipment & Instruments 5.5%
12,700	Amphenol Corp. (Class A Shares)	819,658
16,700	Garmin Ltd.	914,492
10,000	General Cable Corp.(a)	499,500
42,000	Synopsys, Inc.(a)	1,074,360

		3,308,010

Energy Equipment & Services 1.6%
22,900	Smith International, Inc.	938,900

Engineering/Construction 0.7%
7,800	Foster Wheeler Ltd.(a)	431,184

Entertainment & Leisure 2.3%
6,200	Harley-Davidson, Inc.	408,580
33,400	Hasbro, Inc.	944,886

		1,353,466

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Financial Services 3.2%
16,000	Ameriprise Financial, Inc.	$935,360
950	Chicago Mercantile Exchange Holdings, Inc.	512,174
3,800	Franklin Resources, Inc.	446,082

		1,893,616

Healthcare Equipment & Supplies 1.8%
5,205	Abaxis, Inc.(a)	118,726
3,500	Intuitive Surgical, Inc.(a)	388,850
7,900	Kinetic Concepts, Inc.(a)	388,285
3,900	Palomar Medical Technologies, Inc.(a)	159,432

		1,055,293

Healthcare Providers & Services 0.5%
4,200	Express Scripts, Inc.(a)	316,722

Healthcare Services 5.2%
14,500	DaVita, Inc.(a)	790,975
25,175	Dentsply International, Inc.	794,020
11,700	Laboratory Corp. of America Holdings(a)	933,075
7,500	WellCare Health Plans, Inc.(a)	615,825

		3,133,895

Hotels, Restaurants & Leisure 1.6%
2,000	Chipotle Mexican Grill, Inc. (Class A Shares)(a)	119,980
3,000	Chipotle Mexican Grill, Inc. (Class B Shares)(a)	167,190
4,600	P.F. Chang’s China Bistro, Inc.(a)	200,974
4,900	Wynn Resorts Ltd.	480,298

		968,442

Insurance 3.4%
12,160	Arch Capital Group Ltd. (Bermuda)(a)	784,198
11,500	Assurant, Inc.	614,675
5,000	eHealth, Inc.(a)	125,100
4,660	Hub International Ltd.	182,905
13,600	National Interstate Corp.	356,456

		2,063,334

Internet Software & Services 9.3%
34,000	Akamai Technologies, Inc.(a)	1,753,380
7,400	Ctrip.com International Ltd., ADR (China)	436,674
2,300	Equinix, Inc.(a)	190,141

See Notes to Financial Statements.

Strategic Partners New Era Growth	9

Portfolio of Investments

as of February 28, 2007 Cont’d.

Shares	Description	Value (Note 1)

8,300	IAC/InterActive Corp.(a)	$325,360
13,000	Netflix, Inc.(a)	292,890
13,100	NutriSystem, Inc.(a)	591,465
33,700	Opsware, Inc.(a)	248,706
44,500	Oracle Corp.(a)	731,135
8,900	US Auto Parts Network, Inc.(a)	103,596
34,000	ValueClick, Inc.(a)	901,000

		5,574,347

IT Services 3.8%
4,800	Checkfree Corp.(a)	182,016
23,100	Cognizant Technology Solutions Corp. (Class A Shares)(a)	2,083,620

		2,265,636

Lodging 1.1%
2,000	Las Vegas Sands Corp.(a)	172,560
6,950	MGM Mirage(a)	493,589

		666,149

Machinery & Equipment 0.6%
7,800	Joy Global, Inc.	345,852

Manufacturing 1.1%
8,900	Danaher Corp.(a)	637,596

Medical Supplies & Equipment 0.5%
3,900	Zimmer Holdings, Inc.(a)	328,887

Metals & Mining 0.7%
11,800	Titanium Metals Corp.(a)	411,820

Oil & Gas Services 0.9%
9,679	Compagnie Generale de Geophysique-Veritas (France)	396,742
1,800	Core Laboratories NV (Netherlands)(a)	141,984

		538,726

Oil, Gas & Consumable Fuels 3.6%
8,325	ENSCO International, Inc.(a)	417,166
13,300	FMC Technologies, Inc.(a)	874,874
22,200	Oceaneering International, Inc.(a)	875,568

		2,167,608

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Pharmaceuticals 5.0%
9,700	CV Therapeutics, Inc.(a)	$123,869
24,800	Forest Laboratories, Inc.(a)	1,283,648
6,400	Medicis Pharmaceutical Corp. (Class A Shares)(a)	232,704
11,800	OSI Pharmaceuticals, Inc.(a)	408,280
11,500	Salix Pharmaceuticals Ltd.(a)	163,415
17,900	Schering-Plough Corp.	420,292
6,900	Sepracor, Inc.(a)	362,664

		2,994,872

Real Estate Investment Trusts 0.7%
7,600	Archstone-Smith Trust	428,716

Retail & Merchandising 3.7%
12,400	Children’s Place Retail Stores, Inc. (The)(a)	675,304
9,800	GameStop Corp. (Class A Shares)(a)	513,716
18,900	Under Armour, Inc. (Class A Shares)(a)	868,455
4,900	Zumiez, Inc.(a)	166,649

		2,224,124

Semiconductors & Semiconductor Equipment 5.5%
100,000	Atmel Corp.(a)	554,000
11,500	Broadcom Corp. (Class A Shares)(a)	392,035
6,475	Hittite Microwave Corp.(a)	271,561
7,300	Linear Technology Corp.	242,287
20,800	Marvell Technology Group Ltd. (Bermuda)(a)	426,816
27,800	MEMC Electronic Materials, Inc.(a)	1,433,646

		3,320,345

Software 4.9%
7,600	Ansys, Inc.(a)	387,752
19,500	BMC Software, Inc.(a)	601,770
4,100	Cerner Corp.(a)	213,651
4,600	Electronic Arts, Inc.(a)	231,932
5,900	Research in Motion Ltd. (Canada)(a)	829,599
10,000	Salesforce.com, Inc.(a)	432,600
6,600	THQ, Inc.(a)	212,586

		2,909,890

Specialty Retail 1.0%
8,100	Cheesecake Factory, Inc. (The)(a)	221,049
14,500	Urban Outfitters, Inc.(a)	359,890

		580,939

See Notes to Financial Statements.

Strategic Partners New Era Growth	11

Portfolio of Investments

as of February 28, 2007 Cont’d.

Shares	Description	Value (Note 1)

Telecommunications 2.3%
14,600	Cisco Systems, Inc.(a)	$378,724
46,300	Time Warner Telecom, Inc. (Class A Shares)(a)	1,019,063

		1,397,787

Textiles & Apparel 1.7%
28,700	Skechers USA, Inc. (Class A Shares)(a)	1,002,204

Utilities 0.7%
18,900	AES Corp. (The)(a)	402,948

	Total long-term investments (cost $50,303,133)	59,778,196

SHORT-TERM INVESTMENT 2.3%

Affiliated Money Market Mutual Fund
1,405,820	Dryden Core Investment Fund - Taxable Money Market Series (cost $1,405,820)(b)	1,405,820

	Total Investments 102.1% (cost $51,708,953; Note 5)	61,184,016
	Liabilities in excess of other assets (2.1%)	(1,272,075)

	Net Assets 100%	$59,911,941

The following abbreviations are used in portfolio descriptions:

ADR—American Depositary Receipt.

(a)	Non-income producing security.
(b)	Prudential Investments LLC, the co-manager of the Fund also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

See Notes to Financial Statements.

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The industry classification of long-term portfolio holdings, and liabilities in excess of other assets shown as a percentage of net assets as of February 28, 2007 was as follows:

Industry
Commercial Services & Supplies	10.4%
Internet Software & Services	9.3
Semiconductors & Semiconductor Equipment	5.5
Electronic Equipment & Instruments	5.5
Healthcare Services	5.2
Pharmaceuticals	5.0
Software	4.9
IT Services	3.8
Retail & Merchandising	3.7
Oil, Gas & Consumable Fuels	3.6
Insurance	3.4
Computers & Peripherals	3.3
Financial Services	3.2
Affiliated Money Market Mutual Fund	2.3
Telecommunications	2.3
Entertainment & Leisure	2.3
Beverages	2.1
Capital Markets	1.9
Biotechnology	1.8
Healthcare Equipment & Supplies	1.8
Textiles & Apparel	1.7
Hotels, Restaurants & Leisure	1.6
Energy Equipment & Services	1.6
Clothing & Apparel	1.5
Diversified Financial Services	1.4
Advertising	1.3
Lodging	1.1
Manufacturing	1.1
Specialty Retail	1.0
Computers	0.9
Oil & Gas Services	0.9
Engineering/Construction	0.7
Real Estate Investment Trusts	0.7
Chemicals	0.7
Metals & Mining	0.7
Utilities	0.7
Cable Television	0.7
Machinery & Equipment	0.6
Medical Supplies & Equipment	0.5
Healthcare Providers & Services	0.5
Electrical Equipment	0.5
Aerospace	0.4

102.1
Liabilities in excess of other assets	(2.1)

Total	100.0%

See Notes to Financial Statements.

Strategic Partners New Era Growth	13

Statement of Assets and Liabilities

February 28, 2007

Assets
Investments at value:
Unaffiliated investments (cost $50,303,133)	$59,778,196
Affiliated investments (cost $1,405,820)	1,405,820
Dividends and interest receivable	15,363
Receivable for Fund shares sold	4,527

Total assets	61,203,906

Liabilities
Payable for Fund shares reacquired	656,383
Accrued expenses and other liabilities	272,726
Payable to custodian	250,652
Management fee payable	43,753
Distribution fee payable	38,659
Transfer agent fees payable	23,560
Deferred trustees’ fees	6,232

Total liabilities	1,291,965

Net Assets	$59,911,941

Net assets were comprised of:
Shares of beneficial interest, at par	$6,589
Paid in capital, in excess of par	137,405,770

137,412,359
Accumulated net investment loss	(6,232)
Accumulated net realized loss on investments	(86,969,249)
Net unrealized appreciation on investments	9,475,063

Net assets, February 28, 2007	$59,911,941

See Notes to Financial Statements.

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Class A:
Net asset value and redemption price per share, ($12,454,083 ÷ 1,324,273 outstanding shares of beneficial interest issued and outstanding)	$9.40
Maximum sales charge (5.50% of offering price)	.55

Maximum offering price to public	$9.95

Class B:
Net asset value and redemption price per share, ($26,121,368 ÷ 2,908,968 outstanding shares of beneficial interest issued and outstanding)	$8.98

Class C:
Net asset value and redemption price per share, ($18,413,638 ÷ 2,050,256 outstanding shares of beneficial interest issued and outstanding)	$8.98

Class Z:
Net asset value and redemption price per share, ($2,922,852 ÷ 305,617 outstanding shares of beneficial interest issued and outstanding)	$9.56

See Notes to Financial Statements.

Strategic Partners New Era Growth	15

Statement of Operations

Year Ended February 28, 2007

Income
Dividends (net of foreign withholding taxes of $630)	$272,832
Affiliated dividends	50,268

323,100

Expenses
Management fee	670,028
Distribution fee—Class A	36,042
Distribution fee—Class B	330,413
Distribution fee—Class C	231,193
Reorganization expenses (Note 9)	181,000
Transfer agent’s fees and expenses (including affiliated expense of $143,900)	163,000
Custodian’s fees and expenses	60,000
Registration fees	50,000
Reports to shareholders	30,000
Legal fees and expenses	25,000
Audit fee	17,000
Trustees’ fees	7,000
Loan interest expense (Note 7)	280
Miscellaneous expenses	23,595

Total expenses	1,824,551

Net investment loss	(1,501,451)

Net Realized And Unrealized Gain (Loss) On Investments
Net realized gain on investment transactions	6,622,387
Net change in unrealized appreciation (depreciation) on investments	(9,827,454)

Net loss on investments	(3,205,067)

Net Decrease In Net Assets Resulting From Operations	$(4,706,518)

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended February 28,
	2007	2006
Decrease in Net Assets
Operations
Net investment loss	$(1,501,451)	$(1,471,631)
Net realized gain on investments and foreign currencies	6,622,387	18,736,608
Net change in unrealized appreciation (depreciation) on investments	(9,827,454)	(700,649)

Net increase (decrease) in net assets resulting from operations	(4,706,518)	16,564,328

Fund share transactions
Proceeds from shares sold	2,471,378	5,167,066
Cost of shares reacquired	(29,156,692)	(27,715,352)

Net decrease in net assets resulting from Fund share transactions	(26,685,314)	(22,548,286)

Total decrease	(31,391,832)	(5,983,958)

Net Assets
Beginning of year	91,303,773	97,287,731

End of year	$59,911,941	$91,303,773

See Notes to Financial Statements.

Strategic Partners New Era Growth	17

Notes to Financial Statements

Strategic Partners Opportunity Funds (the “Company”) is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Company currently consists of three funds: Jennison Select Growth Fund, Dryden Strategic Value and Strategic Partners New Era Growth Fund (the “Fund”). These financial statements relate to Strategic Partners New Era Growth Fund. The financial statements of the other funds are not presented herein. The Company was established as a Delaware business trust on January 28, 2000 and the Fund commenced operations on November 22, 2000.

The investment objective of the Fund is long-term growth of capital. Under normal market conditions, the Fund intends to invest primarily (at least 65% of its total assets) in equity-related securities of emerging U.S. companies that are selected by the Fund’s two investment subadvisers as having strong capital appreciation potential.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisers, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or

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estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. At February 28, 2007 there were no securities valued in accordance with such procedures.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities, which mature in sixty days or less, are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities, which mature in more than sixty days, are valued at current market quotations.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes

Strategic Partners New Era Growth	19

Notes to Financial Statements

Cont’d

in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Company’s expenses are allocated to the respective Funds on the basis of relative net assets except for expenses that are charged directly at the Fund level.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains in excess of capital loss carryforwards, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax

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regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income; accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each fund in the Company is treated as a separate tax paying entity. It is each Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Fund with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into subadvisory agreements with TCW Investment Management (TCW) and Calamos Asset Management, Inc. (“Calamos”). The subadvisory agreements provide that each subadviser furnishes investment advisory services in connection with the management of the Fund. In connection there with, each subadviser is obligated to keep certain books and records of the Fund. PI pays for the services of the subadvisers, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

Each of the two sub-advisers manages approximately 50% of the assets of the Fund. In general, in order to maintain an approximately equal division of assets between the two sub-advisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expense items) are divided between the two sub-advisers, as PI deems appropriate. In addition, periodic rebalancing of the portfolio’s assets may occur to account for market fluctuations in order to maintain an approximately equal allocation between the two subadvisers.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .90 of 1% of the Fund’s average daily net assets up to and including $1 billion

Strategic Partners New Era Growth	21

Notes to Financial Statements

Cont’d

and .85 of 1% of such average daily net assets in excess of $1 billion. The effective management fee rate was .90 of 1% for the year ended February 28, 2007.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. For the year ended February 28, 2007, PIMS has contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it has received approximately $17,200 in front-end sales charges resulting from sales of Class A during the year ended February 28, 2007. From these fees, PIMS paid such sales charges to broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that it has received approximately $74,300 and $700 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively, during the year ended February 28, 2007.

PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers, including fees relating to the services of First Clearing Corporation, an affiliate of PI. These

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networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended February 28, 2007 the Fund incurred approximately $51,500 in total networking fees. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended February 28, 2007, Prudential Equity Group, LLC earned $646 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended February 28, 2007 were $71,790,716 and $99,256,899, respectively.

Note 5. Distributions and Tax Information

In order to present accumulated net investment loss and accumulated net realized loss on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital in excess of par, accumulated net investment loss and accumulated net realized loss on investments. For the year ended February 28, 2007, the adjustments were to decrease accumulated net investment loss by $1,500,492, decrease accumulated net realized loss on investments by $1,657 and decrease paid-in capital in excess of par by $1,502,149 due to a net operating loss and reclassification of Real Estate Investment Trust tax adjustments. Net assets were not affected by this change.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of February 28, 2007 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$51,790,166	$10,983,002	$(1,589,152)	$9,393,850

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

There were no distributions paid during the years ended February 28, 2007 and February 28, 2006, respectively.

As of February 28, 2007, the Fund had no undistributed ordinary income or long-term capital gains on a tax basis.

For federal income tax purposes, the Fund had a capital loss carryforward at February 28, 2007, of approximately $86,888,000 of which $9,784,000 expires in

Strategic Partners New Era Growth	23

Notes to Financial Statements

Cont’d

2010 and $77,104,000 expires in 2011. Approximately $6,638,000 of the Fund’s capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended February 28, 2007. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a CDSC of 1% for 12 months from the date of purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There is an unlimited number of shares of beneficial interest, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended February 28, 2007:
Shares sold	161,836	$1,532,049
Shares reacquired	(578,908)	(5,369,527)

Net decrease in shares outstanding before conversion	(417,072)	(3,837,478)
Shares issued upon conversion from Class B	14,473	133,595

Net decrease in shares outstanding	(402,599)	$(3,703,883)

Year ended February 28, 2006:
Shares sold	266,259	$2,405,064
Shares reacquired	(740,249)	(6,389,119)

Net decrease in shares outstanding before conversion	(473,990)	(3,984,055)
Shares issued upon conversion from Class B	19,427	165,641

Net decrease in shares outstanding	(454,563)	$(3,818,414)

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Class B	Shares	Amount
Year ended February 28, 2007:
Shares sold	26,945	$246,113
Shares reacquired	(1,455,951)	(12,931,197)

Net decrease in shares outstanding before conversion	(1,429,006)	(12,685,084)
Shares issued upon conversion into Class A	(15,078)	(133,595)

Net decrease in shares outstanding	(1,444,084)	$(12,818,679)

Year ended February 28, 2006:
Shares sold	76,132	$655,208
Shares reacquired	(1,322,901)	(11,083,701)

Net decrease in shares outstanding before conversion	(1,246,769)	(10,428,493)
Shares issued upon conversion into Class A	(20,111)	(165,641)

Net decrease in shares outstanding	(1,266,880)	$(10,594,134)

Class C
Year ended February 28, 2007:
Shares sold	22,770	$196,841
Shares reacquired	(1,001,959)	(8,915,028)

Net decrease in shares outstanding	(979,189)	$(8,718,187)

Year ended February 28, 2006:
Shares sold	138,915	$1,235,954
Shares reacquired	(1,042,487)	(8,606,583)

Net decrease in shares outstanding	(903,572)	$(7,370,629)

Class Z
Year ended February 28, 2007:
Shares sold	50,612	$496,375
Shares reacquired	(210,929)	(1,940,940)

Net decrease in shares outstanding	(160,317)	$(1,444,565)

Year ended February 28, 2006:
Shares sold	94,890	$870,840
Shares reacquired	(189,744)	(1,635,949)

Net decrease in shares outstanding	(94,854)	$(765,109)

Note 7. Borrowings

The Trust, along with other affiliated registered investment companies (the “Companies”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provided for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 27, 2006, the Companies renewed the SCA with the banks. The commitment under the renewed SCA continues

Strategic Partners New Era Growth	25

Notes to Financial Statements

Cont’d

to be $500 million. The Companies pay a commitment fee of .07 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA is October 26, 2007. For the period from October 29, 2005 through October 26, 2006, the Companies paid a commitment fee of .0725 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The average daily balance for the 8 days the Fund had debt outstanding during the period was approximately $238,750 at a weighted average interest rate of approximately 5.28% amounting to an expense $280.

Note 8. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of the tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. On December 22, 2006 the Securities and Exchange Commission delayed the effective date until June 30, 2007. At this time, management is evaluating the implications of FIN 48 and its impact, if any, on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, on the financial statements has not yet been determined.

Note 9. Reorganization

At the meeting held on June 8, 2006, the Board of Directors of the Company approved an Agreement and Plan of Reorganization (the “Plan”) which provided for

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the transfer of all assets of each class of shares of Strategic Partners New Era Growth Fund into the like shares of Jennison Mid-Cap Growth Fund, Inc. (formerly known as Jennison U.S. Emerging Growth Fund, Inc.), another series of Prudential World Fund, Inc. through a tax-free exchange of shares, and the assumption of the liabilities of the Company.

Shareholders approved the Plan on January 18, 2007 and the reorganization was completed on March 2, 2007.

Strategic Partners New Era Growth	27

Financial Highlights

Class A
Year Ended February 28, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.82

Income (loss) from investment operations:
Net investment loss	(0.14)
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.28)

Total from investment operations	(0.42)

Net asset value, end of year	$9.40

Total Return(a)	(4.28)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$12,454
Average net assets (000)	$14,417
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.90%
Expenses, excluding distribution and service (12b-1) fees	1.65%
Net investment loss	(1.47)%
For Class A, B, C, and Z shares:
Portfolio turnover	97%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported.
(b)	Calculations are based on average shares outstanding during the period.
(c)	The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% on the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended
February 28, 2006	February 28, 2005(b)	February 29, 2004(b)	February 28, 2003(b)

$8.10	$7.41	$4.78	$6.52

(0.06)	(0.10)	(0.09)	(0.07)
1.78	0.79	2.72	(1.67)

1.72	0.69	2.63	(1.74)

$9.82	$8.10	$7.41	$4.78

21.23%	9.31%	55.02%	(26.69)%

$16,957	$17,680	$20,491	$16,674
$16,339	$19,139	$19,423	$23,274

1.68%	1.58%	1.66%	1.67%
1.43%	1.33%	1.41%	1.42%
(1.05)%	(1.29)%	(1.42)%	(1.26)%

120%	116%	144%	236%

See Notes to Financial Statements.

Strategic Partners New Era Growth	29

Financial Highlights

Cont’d

Class B
Year Ended February 28, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.44

Income (loss) from investment operations:
Net investment loss	(0.20)
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.26)

Total from investment operations	(0.46)

Net asset value, end of year	$8.98

Total Return(a)	(4.87)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$26,121
Average net assets (000)	$33,041
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.65%
Expenses, excluding distribution and service (12b-1) fees	1.65%
Net investment loss	(2.21)%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported.
(b)	Calculations are based on average shares outstanding during the period.

See Notes to Financial Statements.

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Class B
Year Ended
February 28, 2006	February 28, 2005(b)	February 29, 2004(b)	February 28, 2003(b)

$7.85	$7.23	$4.70	$6.46

(0.19)	(0.15)	(0.13)	(0.11)
1.78	0.77	2.66	(1.65)

1.59	0.62	2.53	(1.76)

$9.44	$7.85	$7.23	$4.70

20.25%	8.58%	53.83%	(27.24)%

$41,104	$44,128	$51,687	$38,471
$41,591	$46,919	$47,021	$51,273

2.43%	2.33%	2.41%	2.42%
1.43%	1.33%	1.41%	1.42%
(1.81)%	(2.05)%	(2.17)%	(2.01)%

See Notes to Financial Statements.

Strategic Partners New Era Growth	31

Financial Highlights

Cont’d

Class C
Year Ended February 28, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.44

Income (loss) from investment operations:
Net investment loss	(0.20)
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.26)

Total from investment operations	(0.46)

Net asset value, end of year	$8.98

Total Return(a)	(4.87)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$18,414
Average net assets (000)	$23,119
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.65%
Expenses, excluding distribution and service (12b-1) fees	1.65%
Net investment loss	(2.21)%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported.
(b)	Calculations are based on average shares outstanding during the period.

See Notes to Financial Statements.

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Class C
Year Ended
February 28, 2006	February 28, 2005(b)	February 29, 2004(b)	February 28, 2003(b)

$7.85	$7.23	$4.70	$6.46

(0.19)	(0.15)	(0.13)	(0.11)
1.78	0.77	2.66	(1.65)

1.59	0.62	2.53	(1.76)

$9.44	$7.85	$7.23	$4.70

20.25%	8.58%	53.83%	(27.24)%

$28,604	$30,882	$37,046	$29,180
$28,336	$33,156	$34,773	$40,817

2.43%	2.33%	2.41%	2.42%
1.43%	1.33%	1.41%	1.42%
(1.81)%	(2.05)%	(2.17)%	(2.01)%

See Notes to Financial Statements.

Strategic Partners New Era Growth	33

Financial Highlights

Cont’d

Class Z
Year Ended February 28, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$9.96

Income (loss) from investment operations:
Net investment loss	(0.11)
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.29)

Total from investment operations	(0.40)

Net asset value, end of year	$9.56

Total Return(a)	(4.02)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$2,923
Average net assets (000)	$3,870
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.65%
Expenses, excluding distribution and service (12b-1) fees	1.65%
Net investment loss	(1.21)%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported.
(b)	Calculations are based on average shares outstanding during the period.

See Notes to Financial Statements.

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Class Z
Year Ended
February 28, 2006	February 28, 2005(b)	February 29, 2004(b)	February 28, 2003(b)

$8.20	$7.47	$4.81	$6.54

(0.03)	(0.08)	(0.07)	(0.06)
1.79	0.81	2.73	(1.67)

1.76	0.73	2.66	(1.73)

$9.96	$8.20	$7.47	$4.81

21.46%	9.77%	55.30%	(26.45)%

$4,639	$4,597	$5,304	$4,774
$4,225	$4,887	$5,083	$8,072

1.43%	1.33%	1.41%	1.42%
1.43%	1.33%	1.41%	1.42%
(0.79)%	(1.05)%	(1.18)%	(1.02)%

See Notes to Financial Statements.

Strategic Partners New Era Growth	35

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Strategic Partners Opportunity Funds:

We have audited the accompanying statement of assets and liabilities of New Era Growth Fund of the Strategic Partners Opportunity Funds (hereafter referred to as the “Fund”), including the portfolio of investments, as of February 28, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended February 28, 2003 were audited by another independent registered public accounting firm, whose report dated April 21, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2007, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 28, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 26, 2007

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Management of the Trust

(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Trustees(2)

Linda W. Bynoe (54), Trustee since 2005(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006), Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (72), Trustee since 2003(3) Oversees 66 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (73), Trustee since 2000(3) Oversees 64 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (67), Trustee since 2000(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2002) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (63), Trustee since 2003(3) Oversees 63 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (67), Trustee since 2003(3) Oversees 64 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Strategic Partners New Era Growth	37

Other Directorships held:(4) Formerly Director of BellSouth Corporation (1992-2006).

Stephen G. Stoneburn (63), Trustee since 2000(3) Oversees 64 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (68), Trustee since 2000(3) Oversees 64 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Directors(1)

Judy A. Rice (59), President since 2003 and Trustee since 2000(3) Oversees 63 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (60), Vice President and Trustee since 2000(3) Oversees 143 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of American Skandia Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

Officers(2)

Kathryn L. Quirk (54), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (49), Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

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Jonathan D. Shain (48), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Claudia DiGiacomo (32), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Lee D. Augsburger (47), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Valerie M. Simpson (48), Deputy Chief Compliance Officer since 2007.(3)

Principal Occupations (last 5 years): Vice President and Senior Compliance Officer (since March 2006) of PI; Vice President-Financial Reporting (since March 2006) for Prudential Life and Annuities Finance.

Grace C. Torres (47), Treasurer and Principal Financial and Accounting Officer since 2000(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

John P. Schwartz (35), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (43), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Jack Benintende (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly Senior Manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994-June 2000).

Andrew R. French (44), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (42), Anit-Money Laundering Compliance Officer since 2006(3)

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Strategic Partners New Era Growth	39

†

The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)

“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)

There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.

(4)

This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Fund’s Trustees is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

40	Visit our website at www.strategicpartners.com

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 2/28/07
	One Year	Five Year	Since Inception
Class A	–9.54%	6.38%	–1.87%
Class B	–9.63	6.66	–1.70
Class C	–5.82	6.81	–1.70
Class Z	–4.02	7.89	–0.72

Average Annual Total Returns (Without Sales Charges) as of 2/28/07
	One Year	Five Year	Since Inception
Class A	–4.28%	7.59%	–0.98%
Class B	–4.87	6.81	–1.70
Class C	–4.87	6.81	–1.70
Class Z	–4.02	7.89	–0.72

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%. The gross operating expenses are 1.90% for Class A, 2.65% for Class B and Class C, and 1.65% for Class Z.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Visit our website at www.strategicpartners.com

Source: Prudential Investments LLC and Lipper Inc.

Inception date: 11/22/2000.

The graph compares a $10,000 investment in the Strategic Partners New Era Growth Fund (Class A shares) with a similar investment in the Russell Midcap Growth Index and the S&P 500 Index by portraying the initial account values at the commencement of operations of Class A shares (November 22, 2000) and the account values at the end of the current fiscal year (February 28, 2007) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through February 28, 2007, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with high price-to-book ratios and high forecasted growth values. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

During the period ended February 28, 2007, the Fund charged a maximum front-end sales charge of 5.50% for Class A shares and a 12b-1 fee of up to 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Strategic Partners New Era Growth Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.strategicpartners.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and
Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Lee D. Augsburger, Chief Compliance Officer • Valerie Simpson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • Jack Benintende, Assistant Treasurer • M. Sadiq Peshimam, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS	Calamos Asset Management, Inc.	111 East Warrenville Road Naperville, IL 60563
	TCW Investment Management	865 Figueroa Street Suite 1800 Los Angeles, CA 90017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	PFPC Trust Company	8800 Tinicam Boulevard Philadelphia, PA 19153

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.strategicpartners.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Strategic Partners New Era Growth Fund, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund is a series of Strategic Partners Opportunity Funds, a Delaware business trust.

The Funds’ Statement of Additional Information contains additional information about the Funds’ Trustees and is available without charge upon request by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Strategic Partners New Era Growth Fund
Share Class	A	B	C	Z
NASDAQ	SNGAX	SNGBX	SNGCX	SNGZX
CUSIP	86276R502	86276R601	86276R700	86276R809

MFSP501E    IFS-A132346    Ed. 04/2007

Dryden Strategic Value Fund

FEBRUARY 28, 2007	ANNUAL REPORT

FUND TYPE

Large-capitalization stock

OBJECTIVE

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registerd trademark of The Prudential Insurance Company of America.

April 16, 2007

Dear Shareholder:

We hope you find the annual report for the Dryden Strategic Value Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking about where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

Instead, we believe it is better to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two potential advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity to have at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and tolerance for risk.

JennisonDryden Mutual Funds gives you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of four leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors (PREI). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. PREI is a registered investment adviser and a unit of PIM.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden Strategic Value Fund

Dryden Strategic Value Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden Strategic Value Fund is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). The gross operating expenses are 1.34% for Class A, 2.09% for Class B and Class C, and 1.09% for Class Z.

Cumulative Total Returns as of 2/28/07
	One Year	Five Years	Since Inception[1]
Class A	15.46%	50.59%	42.40%
Class B	14.57	45.07	36.24
Class C	14.57	45.07	36.24
Class Z	15.74	52.39	44.52
Russell 1000 Value Index[2]	16.61	67.99	67.43
S&P 500 Index[3]	11.96	39.03	34.32
Lipper Large-Cap Value Funds Avg.[4]	13.64	48.93	47.53

Average Annual Total Returns[5] as of 3/31/07
	One Year	Five Years	Since Inception[1]
Class A	9.58%	7.07%	5.33%
Class B	10.11	7.31	5.53
Class C	14.11	7.46	5.53
Class Z	16.24	8.54	6.59
Russell 1000 Value Index[2]	16.83	10.25	9.25
S&P 500 Index[3]	11.82	6.26	5.24
Lipper Large-Cap Value Funds Avg.[4]	13.74	7.65	6.90

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1%, respectively. Class Z shares are not subject to a sales charge.

2	Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date: 3/30/01.

2The Russell 1000 Value Index is an unmanaged index composed of those securities in the Russell 1000 Index with a lower-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed.

4The Lipper Large-Cap Value Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Large-Cap Value Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a lower-than-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index.

5The average annual total returns take into account applicable sales charges. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Investors cannot invest directly in an index. The returns for the Russell 1000 Value Index and the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Russell 1000 Value Index, S&P 500 Index, and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 2/28/07
Exxon Mobil Corp., Oil, Gas & Consumable Fuels	6.2%
Citigroup, Inc., Diversified Financial Services	3.9
AT&T Inc., Diversified Telecommunication Service	3.8
Bank of America Corp., Diversified Financial Services	3.6
Pfizer, Inc., Pharmaceuticals	3.1

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 2/28/07
Oil, Gas & Consumable Fuels	14.9%
Diversified Financial Services	10.2
Commercial Banks	8.5
Insurance	7.6
Pharmaceuticals	6.8

Industry weightings are subject to change.

Dryden Strategic Value Fund	3

Your Fund’s Performance (continued)

Performance Overview

The Dryden Strategic Value Fund’s Class A shares returned 15.46% for the year ended February 28, 2007, trailing the 16.61% of the Russell 1000 Value Index (the Value Index), but outperforming the 13.64% Lipper Large-Cap Value Funds Average.

Market Environment

Despite the consensus in early 2006 that growth would outperform value in 2006, value strategies once again did better. Over the Fund’s fiscal year, the 16.6% increase in the Value Index more than doubled the 8.1% increase in the Russell 1000 Growth Index. This was the seventh consecutive year that large-cap value stocks outperformed large-cap growth stocks. Within the Value Index, stocks in the telecommunication services, materials, and utilities sectors performed especially well, while stocks in the technology and healthcare sectors underperformed the Value Index average.

Performance Discussion

We believe that a consistently applied quantitative approach is the most effective way to identify undervalued stocks, those with a potential to provide above-average performance as their prices adjust upwards to reflect their long-term “normal” valuations. The Fund holds between 125 and 200 stocks from a broad cross-section of the market, favoring stocks with low price-to-earnings ratios and that are generally out of favor. We believe that when we buy or sell stocks is just as important as which stocks the Fund owns.

In financials, the Fund benefited from having a larger exposure than the Value Index to diversified financial services, the second best performing industry in that sector. The Fund’s overweight positions in Bank of America (+17%), the largest U.S. bank by deposits, and JPMorgan Chase (+24%) significantly contributed to its performance. Both institutions were aided by expense reductions associated with recent mergers and acquisitions.

In energy, the Fund had a larger exposure than the Value Index to certain holdings within the oil and gas Industry that performed well, especially Exxon Mobil (+23%), Marathon Oil (+31%), and Chevron (+25%). They were primary drivers of the Fund’s performance in the energy sector. The Fund also had an overweight position in shares of Kerr-McGee (+50%), which was acquired by Anadarko Petroleum in August 2006.

Favorable stock selection in telecommunication services, one of the best-performing sectors for the fiscal year, also contributed to the Fund’s performance, particularly positions in Bell South (+53%) and AT&T (+40%). The companies, which merged at the end of 2006, were primary contributors to the Fund’s performance.

4	Visit our website at www.jennisondryden.com

In Industrials, an overweight exposure to shares of Deere versus the Value Index was another positive for the Fund. Deere, the largest manufacturer of agricultural equipment, saw its share price increase 45% during the Fund’s reporting period as Deere’s earnings benefited not only from strength in farm prices and share repurchases, but also because the company is viewed as a beneficiary of the growing demand for corn-based ethanol.

Despite the Fund’s strong performance, the Value Index posted a higher return. The Fund’s performance was penalized by its holdings of homebuilders, which fell 24% on average. Homebuilders and other housing-related stocks suffered from higher interest rates that led to lower orders and cancellations, which in turn led to reduced sales and earnings. The Value Index benefited from the strong performance of its Real Estate Investment Trusts or REITS (+32%). Our valuation model, however, continues to view REITs as unattractive and none were held by the Fund during this reporting period.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

Dryden Strategic Value Fund	5

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 1, 2006, at the beginning of the period, and held through the six-month period ended February 28, 2007.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden or Strategic Partners Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

6	Visit our website at www.jennisondryden.com

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Strategic Value Fund		Beginning Account Value September 1, 2006	Ending Account Value February 28, 2007	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,093.10	1.19%	$6.18
	Hypothetical	$1,000.00	$1,018.89	1.19%	$5.96

Class B	Actual	$1,000.00	$1,088.90	1.94%	$10.05
	Hypothetical	$1,000.00	$1,015.17	1.94%	$9.69

Class C	Actual	$1,000.00	$1,088.90	1.94%	$10.05
	Hypothetical	$1,000.00	$1,015.17	1.94%	$9.69

Class Z	Actual	$1,000.00	$1,094.60	0.94%	$4.88
	Hypothetical	$1,000.00	$1,020.13	0.94%	$4.71

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2007, and divided by the 365 days in the Fund’s fiscal year ended February 28, 2007 (to reflect the six-month period).

Dryden Strategic Value Fund	7

This Page Intentionally Left Blank

Portfolio of Investments

as of February 28, 2007

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.2%
COMMON STOCKS

Aerospace & Defense 1.7%
10,900	General Dynamics Corp.	$833,414
4,600	Northrop Grumman Corp.	330,510
5,000	Raytheon Co.	267,750
7,600	United Technologies Corp.	498,788

		1,930,462

Automobiles & Components 0.8%
25,200	Ford Motor Co.	199,584
7,400	General Motors Corp.	236,208
6,400	Harley-Davidson, Inc.	421,760

		857,552

Automotive Components 0.5%
5,900	Johnson Controls, Inc.	553,420

Beverages 1.0%
4,900	Anheuser-Busch Cos., Inc.	240,492
21,400	Coca-Cola Enterprises, Inc.	429,926
5,300	Molson Coors Brewing Co.	447,532

		1,117,950

Building Products 0.3%
12,200	Masco Corp.	364,170

Capital Markets 4.5%
4,600	Bear Stearns Cos., Inc. (The)	700,304
3,600	Goldman Sachs Group, Inc.	725,760
11,100	Lehman Brothers Holdings, Inc.	813,630
17,400	Merrill Lynch & Co., Inc.	1,456,032
19,600	Morgan Stanley	1,468,432

		5,164,158

Chemicals 2.5%
25,600	Dow Chemical Co. (The)	1,121,280
6,400	E.I. DuPont de Nemours & Co.	324,800
8,600	Eastman Chemical Co.	508,432
7,900	PPG Industries, Inc.	523,375
7,800	Rohm & Haas Co.	412,308

		2,890,195

See Notes to Financial Statements.

Dryden Strategic Value Fund	9

Portfolio of Investments

as of February 28, 2007 Cont’d.

Shares	Description	Value (Note 1)

Commercial Banks 8.5%
14,200	BB&T Corp.	$603,216
6,800	Comerica, Inc.	410,652
16,400	Huntington Bancshares, Inc.	379,660
14,600	National City Corp.	552,610
8,500	PNC Financial Services Group, Inc.	623,135
20,044	Regions Financial Corp.	717,976
8,700	SunTrust Banks, Inc.	733,497
36,400	US Bancorp	1,298,024
35,521	Wachovia Corp.	1,966,798
57,000	Wells Fargo & Co.	1,977,900
4,800	Zions Bancorporation	409,824

		9,673,292

Computers & Peripherals 1.5%
23,700	Hewlett-Packard Co.	933,306
8,000	International Business Machines Corp.	744,080

		1,677,386

Consumer Finance 0.5%
6,900	Capital One Financial Corp.	531,852

Containers & Packaging 0.4%
9,600	Ball Corp.	444,480

Diversified Consumer Services 0.3%
14,000	H&R Block, Inc.	304,920

Diversified Financial Services 10.2%
81,300	Bank of America Corp.	4,135,731
87,800	Citigroup, Inc.	4,425,120
64,600	JPMorgan Chase & Co.	3,191,240

		11,752,091

Diversified Telecommunication Service 6.2%
118,920	AT&T Inc.	4,376,256
12,100	CenturyTel, Inc.	541,475
57,600	Verizon Communications, Inc.	2,155,968

		7,073,699

Electric Utilities 3.1%
18,100	American Electric Power Co., Inc.	811,966
20,824	Duke Energy Corp.	410,025

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

4,300	Entergy Corp.	$424,410
9,600	Exelon Corp.	632,928
12,200	Progress Energy, Inc.	596,092
19,600	Southern Co. (The)	701,680

		3,577,101

Energy Equipment & Services 0.3%
12,400	Nabors Industries Ltd.(a)	371,504

Food & Staples Retailing 0.9%
16,100	Kroger Co. (The)	413,287
1,300	Safeway, Inc.	44,941
15,000	Supervalu, Inc.	554,400

		1,012,628

Food Products 1.4%
7,600	Archer-Daniels-Midland Co.	261,288
20,000	ConAgra Foods, Inc.	504,600
23,900	Sara Lee Corp.	393,394
22,500	Tyson Foods, Inc. (Class A Shares)	410,625

		1,569,907

Healthcare Providers & Services 0.7%
5,300	Cigna Corp.	755,250

Hotels, Restaurants & Leisure 1.2%
2,700	Darden Restaurants, Inc.	110,592
29,200	McDonald’s Corp.	1,276,624

		1,387,216

Household Durables 3.2%
4,500	Black & Decker Corp.	379,215
5,900	Centex Corp.	273,524
9,400	D.R. Horton, Inc.	238,478
5,400	KB Home	267,840
16,400	Leggett & Platt, Inc.	390,648
7,100	Lennar Corp. (Class A Shares)	349,604
12,400	Newell Rubbermaid, Inc.	379,688
11,100	Pulte Homes, Inc.	328,116
8,200	Stanley Works (The)	455,674
6,200	Whirlpool Corp.	546,902

		3,609,689

See Notes to Financial Statements.

Dryden Strategic Value Fund	11

Portfolio of Investments

as of February 28, 2007 Cont’d.

Shares	Description	Value (Note 1)

Industrial Conglomerates 0.2%
1,200	Textron, Inc.	$110,748
3,100	Tyco International Ltd. (Bermuda)	95,573

		206,321

Insurance 7.6%
6,000	ACE Ltd. (Cayman Islands)	336,960
17,500	Allstate Corp. (The)	1,051,050
5,300	AMBAC Financial Group, Inc.	464,492
35,900	American International Group, Inc.	2,408,890
14,000	AON Corp.	527,100
10,400	Chubb Corp.	530,920
7,900	Hartford Financial Services Group, Inc.	747,024
10,287	Lincoln National Corp.	701,059
7,100	MBIA, Inc.	471,937
15,200	Progressive Corp. (The)	348,536
7,200	Torchmark Corp.	460,224
12,200	Travelers Cos., Inc. (The)	619,272

		8,667,464

IT Services 0.9%
10,000	Computer Sciences Corp.(a)	529,300
8,700	Convergys Corp.(a)	223,764
10,100	Electronic Data Systems Corp.	283,002

		1,036,066

Leisure Equipment & Products 1.2%
11,400	Brunswick Corp.	372,210
13,300	Eastman Kodak Co.	317,604
23,900	Mattel, Inc.	621,639

		1,311,453

Machinery 2.2%
8,900	Deere & Co.	964,938
7,800	Eaton Corp.	631,878
8,900	Ingersoll-Rand Co. Ltd. (Class A Shares) (Bermuda)	385,459
5,700	Parker-Hannifin Corp.	469,623

		2,451,898

Media 1.6%
9,250	CBS Corp. (Class B Shares)	280,738
16,350	Comcast Corp. (Class A Shares)(a)	420,522

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

11,300	Gannett Co., Inc.	$692,238
7,700	Tribune Co.(a)	231,231
5,950	Viacom, Inc. (Class B Shares)(a)	232,288

		1,857,017

Metals & Mining 0.7%
22,500	Alcoa, Inc.	751,725

Multiline Retail 0.5%
13,800	Federated Department Stores, Inc.	616,308

Multi-Utilities 3.7%
11,000	Consolidated Edison, Inc.	534,380
6,300	Dominion Resources, Inc.	538,839
10,200	DTE Energy Co.	472,260
7,177	Integrys Energy Group, Inc.	400,046
22,700	NiSource, Inc.	540,033
4,900	Public Service Enterprise Group, Inc.	367,010
11,500	Sempra Energy	690,575
26,200	Xcel Energy, Inc.	619,106

		4,162,249

Oil, Gas & Consumable Fuels 14.9%
12,300	Anadarko Petroleum Corp.	494,829
43,700	Chevron Corp.	2,998,257
34,896	ConocoPhillips	2,282,896
13,300	Devon Energy Corp.	873,943
97,900	Exxon Mobil Corp.	7,017,471
12,900	Hess Corp.	684,345
11,300	Marathon Oil Corp.	1,025,362
10,300	Murphy Oil Corp.	533,746
22,800	Occidental Petroleum Corp.	1,052,904
7,312	Spectra Energy Corp.	188,138

		17,151,891

Paper & Forest Products 1.2%
9,200	International Paper Co.	331,292
18,000	Louisiana-Pacific Corp.	371,520
8,200	Weyerhaeuser Co.	704,134

		1,406,946

See Notes to Financial Statements.

Dryden Strategic Value Fund	13

Portfolio of Investments

as of February 28, 2007 Cont’d.

Shares	Description	Value (Note 1)

Pharmaceuticals 6.8%
35,600	Bristol-Myers Squibb Co.	$939,484
29,000	King Pharmaceuticals, Inc.(a)	540,850
40,700	Merck & Co., Inc.	1,797,312
142,000	Pfizer, Inc.	3,544,320
18,200	Wyeth	890,344

		7,712,310

Road & Rail 1.0%
9,000	CSX Corp.	339,030
8,700	Ryder System, Inc.	447,528
3,600	Union Pacific Corp.	355,068

		1,141,626

Specialty Retail 2.1%
18,647	Autonation, Inc.(a)	409,488
4,000	Autozone, Inc.(a)	501,160
12,900	Home Depot, Inc.	510,840
21,400	RadioShack Corp.	534,358
6,900	Sherwin-Williams Co. (The)	459,195

		2,415,041

Textiles, Apparel & Luxury Goods 1.2%
12,500	Jones Apparel Group, Inc.	411,500
10,400	Liz Claiborne, Inc.	468,000
6,800	VF Corp.	542,708

		1,422,208

Thrifts & Mortgage Finance 1.6%
14,600	Countrywide Financial Corp.	558,888
5,600	MGIC Investment Corp.	337,960
20,800	Washington Mutual, Inc.	896,064

		1,792,912

Tobacco 1.9%
19,800	Altria Group, Inc.	1,668,744
8,800	UST, Inc.	510,928

		2,179,672

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Wireless Telecommunication Services 0.2%
10,300	Sprint Nextel Corp.	$198,584

	Total Investments 99.2% (cost $89,641,399; Note 5)	113,100,613
	Other assets in excess of liabilities 0.8%	880,210

	Net Assets 100.0%	$113,980,823

(a)	Non-income producing security.

See Notes to Financial Statements.

Dryden Strategic Value Fund	15

Portfolio of Investments

as of February 28, 2007 Cont’d.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of February 28, 2007 were as follows:

Oil, Gas & Consumable Fuels	14.9%
Diversified Financial Services	10.2
Commercial Banks	8.5
Insurance	7.6
Pharmaceuticals	6.8
Diversified Telecommunication Services	6.2
Capital Markets	4.5
Multi-Utilities	3.7
Household Durables	3.2
Electric Utilities	3.1
Chemicals	2.5
Machinery	2.2
Specialty Retail	2.1
Tobacco	1.9
Aerospace & Defense	1.7
Media	1.6
Thrifts & Mortgage Finance	1.6
Computers & Peripherals	1.5
Food Products	1.4
Hotels, Restaurants & Leisure	1.2
Leisure Equipment & Products	1.2
Paper & Forest Products	1.2
Textiles, Apparel & Luxury Goods	1.2
Beverages	1.0
Road & Rail	1.0
Food & Staples Retailing	0.9
IT Services	0.9
Automobiles & Components	0.8
Healthcare Providers & Services	0.7
Metals & Mining	0.7
Automotive & Components	0.5
Consumer Finance	0.5
Multiline Retail	0.5
Containers & Packaging	0.4
Building Products	0.3
Diversified Consumer Services	0.3
Energy Equipment & Services	0.3
Industrial Conglomerates	0.2
Wireless Telecommunication Services	0.2

99.2
Other assets in excess of liabilities	0.8

100.0%

See Notes to Financial Statements.

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Financial Statements

FEBRUARY 28, 2007	ANNUAL REPORT

Dryden Strategic Value Fund

Statement of Assets and Liabilities

as of February 28, 2007

Assets
Investments, at value (cost $89,641,399)	$113,100,613
Cash	326,656
Receivable for investments sold	792,560
Dividends and interest receivable	329,346
Receivable for Fund shares sold	98,975
Prepaid expenses	2,634

Total assets	114,650,784

Liabilities
Payable for Fund shares reacquired	243,065
Accrued expenses	238,596
Distribution fee payable	78,079
Management fee payable	72,417
Transfer agent fee payable	28,918
Deferred trustees fees	8,886

Total liabilities	669,961

Net Assets	$113,980,823

Net assets were comprised of:
Shares of beneficial interest, at par	$8,349
Paid in capital, in excess of par	89,344,218

89,352,567
Undistributed net investment income	217,316
Accumulated net realized gain on investments and foreign currency transactions	951,726
Net unrealized appreciation on investments and foreign currencies	23,459,214

Net assets, February 28, 2007	$113,980,823

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($15,970,447 ÷ 1,140,350 shares of beneficial interest issued and outstanding)	$14.00
Maximum sales charge (5.5% of offering price)	.81

Maximum offering price to public	$14.81

Class B
Net asset value, offering price and redemption price per share ($55,667,016 ÷ 4,100,654 shares of beneficial interest issued and outstanding)	$13.58

Class C
Net asset value, offering price and redemption price per share ($38,522,640 ÷ 2,837,776 shares of beneficial interest issued and outstanding)	$13.57

Class Z
Net asset value, offering price and redemption price per share ($3,820,720 ÷ 269,927 shares of beneficial interest issued and outstanding)	$14.15

See Notes to Financial Statements.

Dryden Strategic Value Fund	19

Statement of Operations

Year Ended February 28, 2007

Net Investment Income
Income
Dividends	$3,086,837
Interest	18,426

Total income	3,105,263

Expenses
Management fee	931,151
Distribution fee—Class A	38,034
Distribution fee—Class B	575,174
Distribution fee—Class C	396,523
Transfer agent’s fees and expenses (including affiliated expense of $120,900)	132,000
Custodian’s fees and expenses	50,000
Registration fees	45,000
Reports to shareholders	40,000
Legal fees and expenses	18,000
Audit fee	17,000
Trustees’ fees	13,000
Miscellaneous expenses	27,966

Total expenses	2,283,848

Net investment income	821,415

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	5,145,209
Foreign currency transactions	(1,193)
Financial futures transactions	4,566

5,148,582

Net change in unrealized appreciation (depreciation) on:
Investments	10,013,562
Foreign currencies	483
Financial futures contracts	(87)

10,013,958

Net gain on investments and foreign currencies	15,162,540

Net Increase In Net Assets Resulting From Operations	$15,983,955

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended February 28,
	2007	2006
Increase (Decrease) In Net Assets
Operations
Net investment income	$821,415	$54,601
Net realized gain on investments and foreign currency transactions	5,148,582	27,105,947
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	10,013,958	(19,886,810)

Net increase in net assets resulting from operations	15,983,955	7,273,738

Dividends from net investment income (Note 1)
Class A	(172,286)	—
Class B	(220,752)	—
Class C	(153,312)	—
Class Z	(52,812)	—

	(599,162)	—

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	3,551,082	2,188,574
Net asset value of shares issued in reinvestment of dividends	543,162	—
Cost of shares reacquired	(28,132,347)	(52,751,219)

Net decrease in net assets resulting from Fund share transactions	(24,038,103)	(50,562,645)

Total decrease	(8,653,310)	(43,288,907)

Net Assets
Beginning of year	122,634,133	165,923,040

End of year(a)	$113,980,823	$122,634,133

(a) Includes undistributed net investment income of	$217,316	$29,922

See Notes to Financial Statements.

Dryden Strategic Value Fund	21

Notes to Financial Statements

Strategic Partners Opportunity Funds (the “Company”) is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Company currently consists of three funds: Jennison Select Growth Fund, Strategic Partners New Era Growth Fund, and Dryden Strategic Value Fund (the “Fund”). These financial statements only relate to the Fund. The financial statements of the other funds are not presented herein. The Company was established as a Delaware business Trust on January 28, 2000 and the Fund commenced operations on March 30, 2001.

The investment objective of the Fund is long-term growth of capital. The Fund’s sub-advisor uses a disciplined, quantitative approach to invest in stocks that it believes are out of favor and undervalued based on price-to-earnings ratios and other value factors. The Fund may hold in excess of 200 securities.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing

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time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment advisor regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of February 28, 2007 there were no securities valued in accordance with such procedures.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase or market value on the 61st day and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities, which mature in more than sixty days, are valued at current market quotation.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period end, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gain or loss on investment transactions.

Dryden Strategic Value Fund	23

Notes to Financial Statements

Cont’d

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets (excluding investments) and liabilities at fiscal period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sale of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution fees that are charged directly to the respective class) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: Dividends from net investment income and distributions of net capital and currency gains in excess of capital loss carryforward, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified among undistributed net investment income; accumulated net realized gain or loss and paid in capital in excess of par as appropriate.

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Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. PI pays for the services of the subadvisor, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .80 of 1% of the Fund’s average daily net assets up to and including $1 billion and .75 of 1% of such average daily net assets in excess of $1 billion. The effective management fee rate was .80 of 1% for the year ended February 28, 2007.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily

Dryden Strategic Value Fund	25

Notes to Financial Statements

Cont’d

net assets of the Class A, B and C shares, respectively. PIMS has contractually agreed to limit such fees related to Class A shares to .25% of the average daily net assets of Class A shares.

PIMS has advised the Fund that it has received approximately $35,500 in front-end sales charges resulting from sales of Class A shares during the year ended February 28, 2007. From these fees, PIMS paid such sales charges to affiliated broker-dealers which in turn paid commissions to sales persons and incurred other distribution costs.

PIMS has advised the Fund that it has received approximately $92,300 and $1,100 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively, during the year ended February 28, 2007.

PI, PIMS and QMA are indirect, wholly owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the "Funds"), is a party to a Syndicated Credit Agreement ("SCA") with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 27, 2006, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of ..07 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 26, 2007. For the period from October 29, 2005 through October 26, 2006, the Funds paid a commitment fee of .0725 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended February 28, 2007.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

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The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the year ended February 28, 2007, the Fund incurred approximately $86,700 in total networking fees. These amounts are included in the transfer agent’s fees and expenses in the Statement of Operations.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended February 28, 2007 aggregated $7,658,572 and $31,963,114, respectively.

Note 5. Distribution and Tax Information

In order to present undistributed net investment income, accumulated net realized gain on investments and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized gain on investments and foreign currency transactions and paid-in capital in excess of par. For the year ended February 28, 2007, the adjustments were to decrease undistributed net investment income by $34,859, increase accumulated realized gain on investments and foreign currency transactions by $1,193 and increase paid-in capital in excess of par by $33,666 due to reclassification of net foreign currency losses and utilization of redemptions as distributions. Net investment income, net realized gains, and net assets were not affected by this change.

The tax character of dividends paid as reflected in the Statement of Changes in Net Assets was $599,162 from ordinary income for the year ended February 28, 2007. There were no distributions paid during the year ended February 28, 2006.

As of February 28, 2007, the accumulated undistributed earnings on a tax basis were $226,202 of ordinary income and $1,133,967 of long-term capital gains, respectively.

As of February 28, 2007, the Fund utilized approximately $4,015,000 of its prior year capital loss carryforward.

Dryden Strategic Value Fund	27

Notes to Financial Statements

Cont’d

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of February 28, 2007 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$89,823,640	$24,233,722	$(956,749)	$23,276,973

The difference between the book basis and tax basis was primarily attributable to deferred losses on wash sales.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.5%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential Financial, Inc. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge (CDSC) of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized an unlimited number of shares of beneficial interest, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z.

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Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended February 28, 2007:
Shares sold	132,643	$1,793,781
Shares issued in reinvestment of dividends	11,225	155,695
Shares reacquired	(236,265)	(3,110,308)

Net increase (decrease) in shares outstanding before conversion	(92,397)	(1,160,832)
Shares issued upon conversion from class B	11,728	154,380

Net increase (decrease) in shares outstanding	(80,669)	$(1,006,452)

Year ended February 28, 2006:
Shares sold	84,999	$962,566
Shares reacquired	(1,259,890)	(14,426,894)

Net increase (decrease) in shares outstanding before conversion	(1,174,891)	(13,464,328)
Shares issued upon conversion from class B	14,276	165,244

Net increase (decrease) in shares outstanding	(1,160,615)	$(13,299,084)

Class B
Year ended February 28, 2007:
Shares sold	95,890	$1,233,059
Shares issued in reinvestment of dividends	14,599	196,642
Shares reacquired	(1,163,275)	(14,597,652)

Net increase (decrease) in shares outstanding before conversion	(1,052,786)	(13,167,951)
Shares redeemed upon conversion into class A	(12,091)	(154,380)

Net increase (decrease) in shares outstanding	(1,064,877)	$(13,322,331)

Year ended February 28, 2006:
Shares sold	49,109	$544,271
Shares reacquired	(1,798,849)	(20,090,789)

Net increase (decrease) in shares outstanding before conversion	(1,749,740)	(19,546,518)
Shares redeemed upon conversion into class A	(14,664)	(165,244)

Net increase (decrease) in shares outstanding	(1,764,404)	$(19,711,762)

Class C
Year ended February 28, 2007:
Shares sold	31,935	$411,555
Shares issued in reinvestment of dividends	10,449	140,748
Shares reacquired	(718,520)	(9,051,615)

Net increase (decrease) in shares outstanding	(676,136)	$(8,499,312)

Year ended February 28, 2006:
Shares sold	55,917	$618,989
Shares reacquired	(1,390,491)	(15,538,120)

Net increase (decrease) in shares outstanding	(1,334,574)	$(14,919,131)

Dryden Strategic Value Fund	29

Notes to Financial Statements

Cont’d

Class Z	Shares	Amount
Year ended February 28, 2007:
Shares sold	8,147	$112,687
Shares issued in reinvestment of dividends	3,574	50,077
Shares reacquired	(104,956)	(1,372,772)

Net increase (decrease) in shares outstanding	(93,235)	$(1,210,008)

Year ended February 28, 2006:
Shares sold	5,436	$62,748
Shares reacquired	(234,667)	(2,695,416)

Net increase (decrease) in shares outstanding	(229,231)	$(2,632,668)

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Note 7. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of the tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. On December 22, 2006 the Securities and Exchange Commission delayed the effective date until June 30, 2007. At this time, management is evaluating the implications of FIN 48 and its impact, if any, on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, on the financial statements has not yet been determined.

Dryden Strategic Value Fund	31

Financial Highlights

Cont’d

Class A
Year Ended February 28, 2007(c)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.26

Income (loss) from investment operations
Net investment income (loss)	.18
Net realized and unrealized gain (loss) on investment transactions	1.71

Total from investment operations	1.89

Less Distributions
Dividends from net investment income	(.15)

Net asset value, end of year	$14.00

Total Return(a):	15.46%
Ratios/Supplemental Data:
Net assets, end of year (000)	$15,970
Average net assets (000)	$15,214
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(b)	1.34%
Expenses, excluding distribution and service (12b-1) fees	1.09%
Net investment income (loss)	1.34%
For Class A, B, C and Z shares:
Portfolio turnover	7%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported.
(b)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(c)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

32	Visit our website at www.jennisondryden.com

Class A
Year Ended
February 28, 2006	February 28, 2005	February 29, 2004(c)	February 28, 2003

$11.45	$10.94	$7.21	$9.40

.10	.05	.02	(.01)
.71	.46	3.71	(2.18)

0.81	0.51	3.73	(2.19)

—	—	—	—

$12.26	$11.45	$10.94	$7.21

7.07%	4.66%	51.73%	(23.30)%

$14,968	$27,279	$35,845	$25,081
$21,585	$28,464	$28,203	$30,990

1.52%	1.49%	1.54%	1.52%
1.27%	1.24%	1.29%	1.27%
.55%	.38%	.20%	(.16)%

129%	25%	16%	51%

See Notes to Financial Statements.

Dryden Strategic Value Fund	33

Financial Highlights

Cont’d

Class B
Year Ended February 28, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.89

Income (loss) from investment operations
Net investment income (loss)	.07
Net realized and unrealized gain (loss) on investment transactions	1.67

Total from investment operations	1.74

Less Distributions
Dividends from net investment income	(.05)

Net asset value, end of year	$13.58

Total Return(a):	14.57%
Ratios/Supplemental Data:
Net assets, end of year (000)	$55,667
Average net assets (000)	$57,517
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.09%
Expenses, excluding distribution and service (12b-1) fees	1.09%
Net investment income (loss)	.57%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported.
(b)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class B
Year Ended
February 28, 2006	February 28, 2005	February 29, 2004(b)	February 28, 2003

$11.19	$10.77	$7.15	$9.39

(.01)	(.04)	(.05)	(.09)
.71	.46	3.67	(2.15)

0.70	0.42	3.62	(2.24)

—	—	—	—

$11.89	$11.19	$10.77	$7.15

6.26%	3.90%	50.63%	(23.86)%

$61,400	$77,548	$87,840	$69,456
$66,815	$79,294	$78,072	$90,871

2.27%	2.24%	2.29%	2.27%
1.27%	1.24%	1.29%	1.27%
(.10)%	(.37)%	(.55)%	(.93)%

Dryden Strategic Value Fund	35

Financial Highlights

Cont’d

Class C
Year Ended February 28, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.89

Income (loss) from investment operations
Net investment income (loss)	.07
Net realized and unrealized gain (loss) on investment transactions	1.66

Total from investment operations	1.73

Less Distributions
Dividends from net investment income	(.05)

Net asset value, end of year	$13.57

Total Return(a):	14.57%
Ratios/Supplemental Data:
Net assets, end of year (000)	$38,523
Average net assets (000)	$39,652
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.09%
Expenses, excluding distribution and service (12b-1) fees	1.09%
Net investment income (loss)	.57%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported.
(b)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class C
Year Ended
February 28, 2006	February 28, 2005	February 29, 2004(b)	February 28, 2003

$11.19	$10.77	$7.15	$9.39

(.01)	(.04)	(.05)	(.09)
.71	.46	3.67	(2.15)

0.70	0.42	3.62	(2.24)

—	—	—	—

$11.89	$11.19	$10.77	$7.15

6.26%	3.90%	50.63%	(23.86)%

$41,767	$54,256	$63,764	$53,257
$46,540	$56,544	$58,147	$70,419

2.27%	2.24%	2.29%	2.27%
1.27%	1.24%	1.29%	1.27%
(.10)%	(.37)%	(.55)%	(.94)%

Dryden Strategic Value Fund	37

Financial Highlights

Cont’d

Class Z
Year Ended February 28, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$12.39

Income (loss) from investment operations
Net investment income	.21
Net realized and unrealized gain (loss) on investment transactions	1.74

Total from investment operations	1.95

Less Distributions
Dividends from net investment income	(.19)

Net asset value, end of year	$14.15

Total Return(a):	15.74%
Ratios/Supplemental Data:
Net assets, end of year (000)	$3,821
Average net assets (000)	$4,011
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.09%
Expenses, excluding distribution and service (12b-1) fees	1.09%
Net investment income	1.57%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported.
(b)	Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class Z
Year Ended
February 28, 2006	February 28, 2005	February 29, 2004(b)	February 28, 2003

$11.55	$11.00	$7.23	$9.41

.13	.08	.04	.01
.71	.47	3.73	(2.19)

0.84	0.55	3.77	(2.18)

—	—	—	—

$12.39	$11.55	$11.00	$7.23

7.27%	5.00%	52.14%	(23.17)%

$4,499	$6,840	$8,359	$7,765
$5,246	$7,356	$7,759	$11,896

1.27%	1.24%	1.29%	1.27%
1.27%	1.24%	1.29%	1.27%
.89%	.63%	.46%	.07%

See Notes to Financial Statements.

Dryden Strategic Value Fund	39

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Strategic Partners Opportunity Funds:

We have audited the accompanying statement of assets and liabilities of Dryden Strategic Value Fund of the Strategic Partners Opportunity Funds (hereafter referred to as the “Fund”), including the portfolio of investments, as of February 28, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended February 28, 2003 were audited by another independent registered public accounting firm, whose report dated April 21, 2003, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2007, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 28, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 26, 2007

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Federal Income Tax Information (Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (February 28) as to the federal tax status of dividends paid. Accordingly, we are advising you that in the fiscal year ended February 28, 2007, the Fund paid dividends from net investment income of $0.154, $0.052, $0.052 and $0.188 per share for Class A, Class B, Class C and Class Z, respectively.

Further, we wish to advise you that 100% of the ordinary income dividends paid in the fiscal year ended February 28, 2007 qualified for the corporate dividend received deduction available to corporate taxpayers.

The Fund intends to designate 100% of the ordinary income dividends as qualified for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

In January 2008, you will be advised on IRS Form 1099 DIV or substitute forms as to federal tax status of the distributions received by you in calendar year 2007.

Dryden Strategic Value Fund	41

Management of the Trust

(Unaudited)

Information pertaining to the Trustees of the Strategic Partners Opportunity Fund—Dryden Strategic Value Fund (the “Trust”) is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” “Fund Complex”† consists of the Trust and any other investment companies managed by PI.

Independent Trustees(2)

Linda W. Bynoe (54), Trustee since 2005(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006), Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (72), Trustee since 2003(3) Oversees 66 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Director (January 2000-May 2000), Chairman (January 1999-December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Robert E. La Blanc (73), Trustee since 2000(3) Oversees 64 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (67), Trustee since 2000(3) Oversees 62 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2002) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (63), Trustee since 2003(3) Oversees 63 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (67), Trustee since 2003(3) Oversees 64 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

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Other Directorships held:(4) Formerly Director of BellSouth Corporation (1992-2006).

Stephen G. Stoneburn (63), Trustee since 2000(3) Oversees 64 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (68), Trustee since 2000(3) Oversees 64 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Trustees(1)

Judy A. Rice (59), President since 2003 and Trustee since 2000(3) Oversees 63 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (60), Vice President and Trustee since 2000(3) Oversees 143 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of American Skandia Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

Officers(2)

Kathryn L. Quirk (54), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (49), Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Dryden Strategic Value Fund	43

Jonathan D. Shain (48), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Claudia DiGiacomo (32), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Lee D. Augsburger (47), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Valerie M. Simpson (48), Deputy Chief Compliance Officer since 2007.(3)

Principal Occupations (last 5 years): Vice President and Senior Compliance Officer (since March 2006) of PI; Vice President-Financial Reporting (since March 2006) for Prudential Life and Annuities Finance.

Grace C. Torres (47), Treasurer and Principal Financial and Accounting Officer since 2000(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

John P. Schwartz (35), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (43), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Jack Benintende (42), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly Senior Manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994-June 2000).

Andrew R. French (44), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (42), Anit-Money Laundering Compliance Officer since 2006(3)

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

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†

The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.

(1)

“Interested” Trustee, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)

There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Trustee and/or Officer.

(4)

This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Fund’s Trustees is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Dryden Strategic Value Fund	45

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 2/28/07
	One Year	Five Year	Since Inception
Class A	9.11%	7.31%	5.14%
Class B	9.57	7.58	5.23
Class C	13.57	7.73	5.36
Class Z	15.74	8.79	6.42

Average Annual Total Returns (Without Sales Charges) as of 2/28/07
	One Year	Five Year	Since Inception
Class A	15.46%	8.53%	6.15%
Class B	14.57	7.73	5.36
Class C	14.57	7.73	5.36
Class Z	15.74	8.79	6.42

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). The gross operating expenses are 1.34% for Class A, 2.09% for Class B and Class C, and 1.09% for Class Z.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Visit our website at www.jennisondryden.com

Source: Prudential Investments LLC and Lipper Inc.

Inception date: 3/30/01.

The graph compares a $10,000 investment in the Dryden Strategic Value Fund (Class A shares) with a similar investment in the Russell 1000 Value Index and the S&P 500 Index by portraying the initial account values at the commencement of operations of Class A shares (March 30, 2001) and the account values at the end of the current fiscal year (February 28, 2007) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through February 28, 2007, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a below-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth rates. The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

During the period ended February 28, 2007, the Fund charged a maximum front-end sales charge of 5.50% for Class A shares and a 12b-1 fee of up to 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Dryden Strategic Value Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Lee D. Augsburger, Chief Compliance Officer • Valerie Simpson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • Jack Benintende, Assistant Treasurer • M. Sadiq Peshimam, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Dryden Strategic Value Fund, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund is a series of Strategic Partners Opportunity Funds, a Delaware business trust.

The Funds’ Statement of Additional Information contains additional information about the Funds’ Trustees and is available without charge upon request by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Strategic Value Fund
Share Class	A	B	C	Z
NASDAQ	SUVAX	SUVBX	SUVCX	SUVZX
CUSIP	86276R858	86276R866	86276R874	86276R882

MF502E    IFS-A132345    Ed. 04/2007

Item 2 –	Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3 –	Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 –	Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended February 28, 2007 and February 28, 2006 KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $68,100 (includes fees for consents issued in connection with SEC filings) and $50,100, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2007 and 2006. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2007 and 2006 was $317,300 and $51,000, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10	– Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	– Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	– Exhibits

(a)		(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

		(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

		(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b	)		Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Strategic Partners Opportunity Funds

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date April 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date April 23, 2007

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date April 23, 2007

*	Print the name and title of each signing officer under his or her signature.